                                                                    EXHIBIT 10.3


                          SECURITIES PURCHASE AGREEMENT



                          dated as of December 17, 2001



                                  by and among



                           CROWN MEDIA HOLDINGS, INC.,



                                CROWN MEDIA TRUST



                                       and



                           the INVESTORS NAMED HEREIN

1.       DEFINITIONS....................................................................................1

2.       PURCHASE OF SECURITIES.........................................................................7

         2.1      Purchase of Securities................................................................7

         2.2      Certificates..........................................................................7

         2.3      Use of Proceeds.......................................................................8

3.       THE INVESTORS' REPRESENTATIONS AND WARRANTIES..................................................8

         3.1      Existence; Authorization; Legal Proceedings...........................................8

         3.2      Investment Intention..................................................................9

         3.3      Accredited Investor...................................................................9

         3.4      Restricted Securities.................................................................9

         3.5      Tax Residency.........................................................................9

         3.6      Treatment of Units....................................................................9

         3.7      No Disposition of Shares by Investor.................................................10

         3.8      ERISA................................................................................10

4.       THE ISSUERS' REPRESENTATIONS AND WARRANTIES...................................................10

         4.1      Authorized and Outstanding Shares of Capital Stock...................................10

         4.2      Securities Laws......................................................................11

         4.3      Corporate Existence; Compliance with Law.............................................11

         4.4      No Violations........................................................................12

         4.5      Preferred Securities.................................................................12

         4.6      Common Securities....................................................................13

         4.7      Contingent Appreciation Certificate Agreement........................................13

         4.8      Contingent Appreciation Certificates.................................................13

         4.9      Exercise of Contingent Appreciation Certificates.....................................13

         4.10     Purchase Agreement...................................................................13

         4.11     Indenture............................................................................13

         4.12     Debentures...........................................................................14

         4.13     Guarantee............................................................................14

         4.14     Subordination and Support Agreement..................................................14

         4.15     No Conflicts.........................................................................14

         4.16     Subsidiaries.........................................................................15

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                       PAGE
         4.17     SEC Documents; Financial Statements..................................................15

         4.18     No Violations........................................................................16

         4.19     Authorizations.......................................................................16

         4.20     Benefit Plans........................................................................16

         4.21     Taxes................................................................................17

         4.22     No Litigation........................................................................17

         4.23     Brokers..............................................................................17

         4.24     Patents, Trademarks, Copyrights and Licenses.........................................17

         4.25     Ownership of Property................................................................18

         4.26     Investment Company...................................................................18

         4.27     Registration Rights..................................................................18

         4.28     No Material Adverse Change...........................................................18

         4.29     Assumed Hallmark Obligations and Existing Indebtedness...............................18

         4.30     No Material Untrue Statement or Omission.............................................19

         4.31     Certificates.........................................................................19

         4.32     Treatment of Units...................................................................19

5.       CLOSING DELIVERIES............................................................................20

         5.1      Indenture............................................................................20

         5.2      Declaration..........................................................................20

         5.3      Contingent Appreciation Certificate Agreement........................................20

         5.4      Contingent Appreciation Certificates.................................................20

         5.5      Debentures...........................................................................20

         5.6      Preferred Securities Guarantee.......................................................20

         5.7      Subordination and Support Agreement..................................................20

         5.8      Trust Securities and Debenture Purchase Agreement....................................20

         5.9      Credit, Security, Guaranty and Pledge Agreement and Consent..........................20

         5.10     Stock Certificates...................................................................21

         5.11     Opinion of Wachtell, Lipton, Rosen & Katz............................................21

         5.12     Opinion of Judith C. Whittaker.......................................................23

         5.13     Opinion of Charles Stanford..........................................................24

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                       PAGE
         5.14     Opinion of Richards, Layton & Finger, P.A. ..........................................26

         5.15     Opinion to Company...................................................................28

         5.16     Use of Proceeds......................................................................28

         5.17     Fees.................................................................................28

         5.18     Good Standing Certificates...........................................................28

6.       INDEMNIFICATION...............................................................................28

         6.1      Indemnification......................................................................28

         6.2      General Indemnification Procedures...................................................29

         6.3      Tax Treatment of Indemnity Payments..................................................30

7.       MISCELLANEOUS.................................................................................30

         7.1      Successors and Assigns...............................................................30

         7.2      Amendments; Etc. ....................................................................30

         7.3      Entire Agreement.....................................................................31

         7.4      Severability.........................................................................31

         7.5      Governing Law........................................................................31

         7.6      Waiver of Jury Trial.................................................................31

         7.7      Notices..............................................................................31

         7.8      Survival.............................................................................32

         7.9      Section and Other Headings...........................................................33

         7.10     Counterparts.........................................................................33

         7.11     Publicity............................................................................33

         7.12     Remedies.............................................................................33

ANNEX A...............................................................................................A-1

Schedule 2.3 Use of Proceeds..........................................................................S-1

Schedule 3.5 Non-U.S. Person..........................................................................S-2

Schedule 3.8 ERISA....................................................................................S-3

Schedule 4.1(c) Preemptive Rights.....................................................................S-4

Schedule 4.16 Subsidiaries............................................................................S-5

Schedule 4.20 Benefit Plans...........................................................................S-6

Schedule 4.22 Litigation..............................................................................S-8

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                       PAGE
Schedule 4.29(a) Assumed Obligations.................................................................S-10

Schedule 4.29(b) Outstanding Indebtedness............................................................S-11

                          SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT, dated as of December 17, 2001, by and among Crown Media Trust, a Delaware statutory business trust (the "Trust"), Crown Media Holdings, Inc., a Delaware corporation (the "Company," and together with the Trust, the "Issuers") and the Investors named on the signature pages hereto (the "Investors").

                                   WITNESSETH:

         WHEREAS, the Issuers have agreed to issue and sell to the Investors, and the Investors have agreed to purchase from the Issuers, upon the terms and conditions hereinafter provided, Units (as defined herein), consisting of: (i) one preferred security, representing undivided beneficial interests in the assets of Trust and having such terms as are set forth in the Declaration (each a "Preferred Security") and (ii) one contingent appreciation certificate (each a "Contingent Appreciation Certificate") to receive cash or to purchase 38.261 (the "Index Amount") shares (the "Certificate Shares") of Class A Common Stock, par value $0.01 per share (the "Class A Common Stock") of the Company at a price per share of $13.07 (the "Index Price"). The Units, Preferred Securities and Contingent Appreciation Certificates shall be referred to herein as the "Securities."

         WHEREAS, pursuant to the terms of a Preferred Securities Guarantee Agreement, dated as of December 17, 2001 (the "Guarantee"), the Company has agreed to guarantee, on a subordinated basis, the obligations of the Trust with respect to the Preferred Securities, including with respect to distributions and amounts payable on the Preferred Securities upon liquidation or redemption or otherwise, to the extent of the Trust's assets.

         WHEREAS, the Trust is subject to the provisions of the Amended and Restated Declaration of Trust (the "Declaration") among the Company, as Sponsor, JP Morgan Chase Bank, as property trustee (the "Property Trustee"), Chase Manhattan Bank USA, National Association, as Delaware trustee (the "Delaware Trustee"), three individual trustees who are officers of the Company (the "Regular Trustees," and together with the Property Trustee and Delaware Trustee, the "Trustees"), for the benefit of the holders of the Securities, from time to time.

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:

1. DEFINITIONS

         "Affiliate" has the meaning given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

         "Agreement" means this Securities Purchase Agreement, including all amendments, modifications and supplements hereto and any appendices, exhibits and schedules hereto or thereto, and shall refer to such agreement as the same may be in effect at the time such reference becomes operative.

         "Assumed Obligations" means the obligations set forth in Schedule 4.29(a) hereof.

         "Authorization" has the meaning set forth in Section 4.19 hereof.

         "Beneficial Ownership" (including correlative meanings) means the ownership of a security (as defined in the Securities Act) as defined under Rule 13d-3 under the Exchange Act.

         "Business Day" means any day other than a day on which Federal and State banking institutions in The Borough of Manhattan, the City of New York are authorized or obligated by law, executive order or regulation to close.

         "Certificate Shares" has the meaning set forth in the recitals to this Agreement.

         "Class A Common Stock" has the meaning set forth in the recitals to this Agreement.

         "Class B Common Stock" means the Company's Class B Common Stock, par value $0.01 per share.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commission" means the U.S. Securities and Exchange Commission.

         "Common Securities" means the common securities of the Trust representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in the Declaration.

         "Common Stock" means collectively the Class A Common Stock and the Class B Common Stock and any recapitalization or reclassification of either such class of Common Stock.

         "Company" has the meaning set forth in the first paragraph of this Agreement.

         "Company SEC Documents" has the meaning set forth in Section 4.17(a) hereof.

         "Contingent Appreciation Certificate" has the meaning set forth in the recitals to this Agreement.

         "Contingent Appreciation Certificate Agreement" means the Contingent Appreciation Certificate Agreement dated as of the Issue Date, between the Company and the Investors.

         "Control Group" has the meaning set forth in Section 4.20 hereof.

         "Crown Media" means Crown Media International, Inc., a Delaware corporation and a subsidiary of the Company.

         "Debentures" means $273,196,000 in aggregate principal amount of the Company's 6.75% Subordinated Debentures due 2007.

         "Declaration" has the meaning set forth in the recitals to this Agreement.

         "Delaware Trustee" has the meaning set forth in the recitals to this Agreement.

         "DGCL" means the General Corporation Law of the State of Delaware.

         "Environmental Laws" means all foreign, federal, state and local laws, statutes, ordinances and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any judicial or administrative interpretation thereof, including any applicable judicial or administrative order, consent decree or judgment, relative to the applicable real estate, relating to the regulation and protection of human health and safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation) or hazardous or toxic substances or wastes, pollutants or contaminants. Environmental Laws include but are not limited to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) ("CERCLA"); the Hazardous Material Transportation Act, as amended (49 U.S.C. Section 1801 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C.
Section 136 et seq.); the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 6901 et seq.) ("RCRA"); the Toxic Substance Control Act, as amended (15 U.S.C. Section 2601 et seq.); the Clean Air Act, as amended (42 U.S.C. Section 740 et seq.); the Federal Water Pollution Control Act, as amended (33 U.S.C. Section 1251 et seq.); the Occupational Safety and Health Act, as amended (29 U.S.C. Section 651 et seq.) ("OSHA"); and the Safe Drinking Water Act, as amended (42 U.S.C. Section 300f et seq.), and any and all regulations promulgated thereunder, and all analogous state and local counterparts or equivalents and any transfer of ownership notification or approval statutes that relate to worker health and safety or the environment.

         "ERISA" means the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto), as amended from time to time and any regulations promulgated thereunder.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, from time to time, or any successor statute, and all rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "GAAP" means generally accepted accounting principles in the United States, as in effect on the Issue Date.

         "Governmental Authority" means any nation or government, any state, local or other political subdivision thereof, any court, arbitrator, official, agency, department or other Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, or any foreign, federal, state or local governmental or regulatory agency, authority, commission or instrumentality.

         "Group" has the meaning given such term in Section 13(d)(3) of the Exchange Act.

         "Guarantee" has the meaning set forth in the recitals to this Agreement.

         "Hallmark Cards" means Hallmark Cards, Incorporated, a Missouri corporation, and its successors and assigns.

         "herein", "hereof" and "hereunder", and other words of similar import, refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

         "Indemnified Party" has the meaning set forth in Section 6.2(a) hereof.

         "Indemnifying Party" has the meaning set forth in Section 6.2(a) hereof.

         "Indemnity Payment" has the meaning set forth in Section 6.3 hereof.

         "Indenture" means the Indenture, dated as of December 17, 2001, by and among the Company and the Indenture Trustee, as such indenture may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "Indenture Trustee" means the Indenture Trustee named in the Indenture.

         "Index Amount" has the meaning set forth in the recitals to this agreement.

         "Index Price" has the meaning set forth in the recitals to this Agreement.

         "Initial Declaration of Trust" means the Declaration of Trust of the Trust, dated December 7, 2001, among the Company, as Sponsor, and the Trustees.

         "Intellectual Property Rights" has the meaning set forth in Section
4.24 hereof.

         "Investment Company Act" has the meaning set forth in Section 4.26 hereof.

         "Investors" has the meaning set forth in the first paragraph of this Agreement.

         "Issue Date" means December 17, 2001.

         "Issuers" has the meaning set forth in the first paragraph of this Agreement.

         "Losses" has the meaning set forth in Section 6.1 hereof.

         "Material Adverse Effect" means any change, occurrence or effect that is materially adverse to the business, prospects, financial condition or results of operations of the Company and its Subsidiaries (including the Trust) taken as a whole, or materially adversely affects the ability of any such party to perform its obligations under any Transaction Documents.

         "Minimum Return Amount" has the meaning set forth in the Contingent Appreciation Certificate Agreement.

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

         "Permit" means any license, franchise, permit, consent, approval, waiver or certificate.

         "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

         "PPM" means the private placement memorandum relating to the Securities delivered by the Company to the Investors in connection herewith.

         "Preferred Securities" has the meaning set forth in the recitals to this Agreement.

         "Property Trustee" has the meaning set forth in the recitals to this Agreement.

         "Purchase Price" has the meaning set forth in Section 2.1 hereof.

         "Regular Trustees" has the meaning set forth in the recitals to this Agreement.

         "SEC" means the U.S. Securities and Exchange Commission, or any successor thereto.

         "Securities" has the meaning set forth in the recitals to this Agreement.

         "Securities Act" means the Securities Act of 1933, as amended, from time to time, or any successor statute, and all rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Significant Subsidiary" has the meaning assigned to such term in Regulation S-X promulgated by the SEC.

         "Stock" means all shares, options, warrants, general or limited partnership interests, limited liability company membership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including, without limitation, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 under the Exchange Act).

         "Subordination and Support Agreement" means the Subordination and Support Agreement, dated as of December 17, 2001, among the Trust, the Company, Hallmark Cards, the Indenture Trustee, the Property Trustee and the holders of Contingent Appreciation Certificates identified therein.

         "Subsidiary" means, with respect to any Person, (i) any corporation at least a majority of whose voting power of outstanding Stock shall at the time be owned, directly or indirectly, by such Person or by one or more Subsidiaries of such Person, (ii) any general partnership, joint venture or similar entity, at least a majority of whose outstanding voting partnership or similar voting interests shall at the time be owned by such Person, or by one or more Subsidiaries of such Person and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner.

         "Third-Party Claim" has the meaning set forth in Section 6.2(a) hereof.

         "Trading with the Enemy Act" means the Trading with the Enemy Act of 1917, as amended.

         "Transaction Documents" means this Agreement, the Indenture, the Contingent Appreciation Certificate Agreement, the Debentures, the Contingent Appreciation Certificates, the Guarantee, the Declaration, certificates representing the Trust Securities and the Subordination and Support Agreement.

         "Trust" has the meaning set forth in the first paragraph of this Agreement.

         "Trust Securities" means the Common Securities and the Preferred Securities, collectively.

         "Trust Securities and Debenture Purchase Agreement" means the Trust Securities and Debenture Purchase Agreement, dated as of the date hereof, between the Company and Trust, relating to the exchange by the Company and the Trust of the Trust Securities and Debentures.

         "Trustees" has the meaning set forth in the recitals to this Agreement.

         "Units" means the units, each comprised of one Trust Security and one Contingent Appreciation Certificate.

         Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP consistently applied. That certain terms or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing.

         The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including any exhibits and schedules hereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement. The words "includes" or "including" and other words of similar import means "including, without limitation," unless the context expressly otherwise requires.

         Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Any reference to a party hereto shall include the successors and assigns of such party.

2. PURCHASE OF SECURITIES

                  2.1 Purchase of Securities. On the terms, provisions and conditions set forth herein and in reliance upon the representations and warranties contained herein, each Investor hereby purchases, and the Issuers hereby issue and sell to each Investor, that number of Units set forth below each such Investor's name on the signature pages hereto at the price per Unit equal to $1,000, or $265,000,000 in the aggregate (such price, in the aggregate, the "Purchase Price").

                  2.2 Certificates. The certificate or certificates representing the Units, the Preferred Securities and the Contingent Appreciation Certificates shall be subject to a legend restricting transfer under the Securities Act, such legend to be substantially as follows:

EACH HOLDER OF THE SECURITIES REPRESENTED HEREBY, BY ITS ACCEPTANCE THEREOF, WILL BE DEEMED TO HAVE ACKNOWLEDGED, REPRESENTED TO AND AGREED WITH THE COMPANY AND THE TRUST THAT SUCH HOLDER UNDERSTANDS AND ACKNOWLEDGES THAT (1) THE SECURITIES AND ANY UNDERLYING SECURITIES OR SECURITIES ISSUABLE PURSUANT THERETO HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES LAWS AND ARE NOT FREELY TRANSFERABLE WITHOUT REGISTRATION UNDER OR AN EXEMPTION FROM THE SECURITIES ACT, (2) THE SECURITIES ARE BEING PURCHASED FOR THE ACCOUNT OF THE HOLDER WITHOUT A VIEW TO DISTRIBUTE, OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION OF, THE SECURITIES IN VIOLATION OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES LAWS AND (3) IN THE ABSENCE OF REGISTRATION, THE SECURITIES CAN ONLY BE TRANSFERRED PURSUANT TO AN EXEMPTION UNDER THE SECURITIES ACT AND UPON DELIVERY OF SUCH CERTIFICATIONS AND AN OPINION OF COUNSEL

REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS AND THAT SUCH HOLDER WILL NOTIFY THE TRANSFEREE OF SUCH RESALE RESTRICTIONS.

                  2.3 Use of Proceeds. (a) The Trust shall issue the Trust Securities to the Company in exchange for the Debentures pursuant to an agreement between the Trust and the Company and the Company shall simultaneously sell the Units, each of which is comprised of one Preferred Security and one Contingent Appreciation Certificate, to the Investors.

                        (b) The Company shall use the proceeds of the sale of the Units to the Investors as set forth in Schedule 2.3. The Company covenants that no part of the proceeds from the sale of the Debentures hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). The Company warrants that it has no margin stock and the Company does not have any present intention to have any margin stock. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

3. THE INVESTORS' REPRESENTATIONS AND WARRANTIES

         Each Investor (as to itself only and not as to any other Investor) makes the following representations and warranties to the Company and the Trust:

                  3.1 Existence; Authorization; Legal Proceedings. The Investor is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state of its organization. The execution, delivery and performance by the Investor of this Agreement and the other Transaction Documents to be executed by the Investor, and the consummation of the transactions contemplated hereby and thereby: (i) are within such Investor's corporate, limited liability company or partnership power; (ii) have been duly authorized by all necessary corporate, limited liability company or partnership action; and (iii) are not in contravention of any provision of such Investor's certificate of incorporation, by-laws, certificate of formation, limited liability company agreement, certificate of limited partnership or limited partnership agreement, as applicable. The Investor is not required to obtain any Authorization from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Transaction Documents to which it is a party. There are no legal or governmental proceedings pending, or to the best knowledge of the Investor, threatened against such Investor that would have the effect of preventing or delaying the Investor from entering into any of the transactions contemplated by the Transaction Documents.

                  3.2 Investment Intention. The Investor is purchasing the Units pursuant to this Agreement for its own account, for investment purposes and not with a present view to the distribution thereof in violation of the Securities Act. The Investor confirms that the Issuers have made available to such Investor and its representatives and agents the opportunity to ask questions of the officers and management employees of the Issuers and to acquire such additional information about the business and financial condition of the Issuers as the Investor has requested.

                  3.3 Accredited Investor. Each Investor is an "accredited investor" (as that term is defined in Rule 501 of Regulation D under the Securities Act) and by reason of its business and financial experience, it has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment, is able to bear the economic risk of such investment and is able to afford a complete loss of such investment for the foreseeable future.

                  3.4 Restricted Securities. The Investor understands that the Securities to be purchased by it pursuant to this Agreement are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under the Securities Act such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Investor is familiar with Rule 144 of the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

                  3.5 Tax Residency. Except as disclosed on Schedule 3.5, the Investor is a "United States person" under the Code.

                  3.6 Treatment of Units. The Investor hereby agrees to treat, for United States federal income tax purposes, the Preferred Securities and the related Contingent Appreciation Certificates that comprise the Units, as unitary debt instruments that are subject to the United States Treasury regulations governing contingent payment debt instruments. Notwithstanding any other provision in this Agreement and the other applicable Transaction Documents to the contrary, in the event that on or after the Issue Date, (a) an Investor determines (and the Company agrees in writing, which agreement shall not be unreasonably withheld) that there is a change in the laws of the United States which change occurs on or after the Issue Date and would require an Investor to characterize, for United States federal income tax purposes, the Preferred Securities and the related Contingent Appreciation Certificates that comprise the Units as other than unitary debt instruments that are subject to the United States Treasury regulations governing contingent payment debt instruments, or
(b) there is a "determination" within the meaning of Section 1313(a)(1) of the Code with respect to an Investor that requires an Investor to characterize, for United States federal income tax purposes, the Preferred Securities and the related Contingent Appreciation Certificates that comprise the Units as other than unitary debt instruments that are subject to the United States Treasury regulations governing contingent payment debt instruments, then that Holder shall not be bound pursuant to the preceding sentence or the documents referred to in this sentence to treat, for United States federal income tax purposes, the Preferred Securities and the related Contingent Appreciation Certificates that comprise the Units as unitary debt instruments that are subject to the United States Treasury regulations governing contingent payment debt instruments. In the event that the Debentures are distributed by the Trust to holders of Securities, the above provisions of this Section 3.6 shall apply with respect to the Debentures so distributed in lieu of the Preferred Securities.

                  3.7 No Disposition of Shares by Investor. Except as set forth on Schedule 3.7, during the 30 days immediately preceding the date hereof, neither the Investor nor any of its Affiliates (other than either (a) for the account of others or (b) for the account of the Investor or its Affiliates in trading conducted pursuant to internal procedures and policies to maintain confidentiality as between the functions of the Investor assessing the investment in the Units and such trading functions) has purchased, acquired, sold, transferred, conveyed, mortgaged or otherwise disposed of, or undertaken, agreed or promised (whether orally or in writing) to acquire, purchase, sell, transfer, convey, mortgage or otherwise dispose of (i) any shares of Class A Common Stock, (ii) any option, warrant, convertible or derivative security or instrument, exercisable to, convertible into, or exchangeable for, Class A Common Stock or (iii) any other right in respect of any Class A Common Stock.

                  3.8 ERISA. Except as disclosed in Schedule 3.8 hereto, no portion of the assets used by the Investor to acquire the Units constitutes "plan assets" as defined under Title I of ERISA. Each Investor hereby agrees, and any purchaser or other transferee of any Unit shall agree, that it will not sell or otherwise transfer any Unit or any interest therein to any "benefit plan investor" (as such term is defined in Department of Labor regulation Section 2510.3-101) or Excluded Person (as defined below) unless (i) each purchaser or other transferee of any Unit represents and warrants as to the percentage of the assets used by such purchaser or transferee to acquire or hold the Units constituting assets of any benefit plan investor and agrees that it shall not sell or otherwise transfer any Unit without complying with this sentence, (ii) the Units held in the aggregate by benefit plan investors immediately after such transfer are less than 25% of the total number of Units (excluding any Units held by the Trustees and their affiliates (collectively, "Excluded Persons")) and (iii) the Company and the Trust agree in writing with respect to clause (ii) above. Any purported sale or other transfer that violates the preceding sentence shall be null and void. The Company, the Trust and each Investor shall be entitled to conclusively rely upon the representations under or pursuant to this
Section 3.8 by each Investor or any purchaser or other transferee of any Unit without further inquiry or investigation.

4. THE ISSUERS' REPRESENTATIONS AND WARRANTIES

         The Issuers, jointly and severally, make the following representations and warranties to the Investors:

                  4.1 Authorized and Outstanding Shares of Capital Stock. (a) As of December 6, 2001, the authorized capital stock of the Company consisted of
(i)

200,000,000 shares of Class A Common Stock, $0.01 par value per share, of which 73,907,788 shares were issued and outstanding; (ii) 120,000,000 shares of Class B Common Stock, $0.01 par value per share, of which 30,670,422 shares were issued and outstanding; and (iii) 10,000,000 shares of Preferred Stock, $0.01 par value per share, none of which were issued and outstanding. All of such issued and outstanding shares are validly issued, fully paid and non-assessable. No shares of capital stock are held by the Company as treasury stock as of the date of this Agreement. True, correct and complete copies of the certificate of incorporation and by-laws of the Company have been made available to each Investor.

                        (b) As of the Issue Date, the authorized capital stock of the Trust consisted of (i) 8,196 Common Securities, stated liquidation amount of $1,000 per security, and (ii) 265,000 Preferred Securities, stated liquidation amount of $1,000 per security, none of either of which were issued and outstanding.

                        (c) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens granted or issued by the Company or any of its Subsidiaries relating to or entitling any Person to purchase or otherwise to acquire any Stock of the Company or any of its Subsidiaries, except as disclosed in the Company SEC Documents and except as further reflected on Schedule 4.1(c) hereto.

                  4.2 Securities Laws. The offer, issuance, sale and delivery of the Securities contemplated by this Agreement and the Contingent Appreciation Certificate Agreement, as provided in this Agreement and the Contingent Appreciation Certificate Agreement, and the Debentures pursuant to the Indenture, as provided in the Indenture, are exempt from the registration requirements of the Securities Act and all applicable state securities laws, and are otherwise in compliance with such laws. Neither the Trust nor the Company nor any Person acting on their behalf has taken or will take any action (including any offering of any securities of the Trust or the Company under circumstances which would require the integration of such offering with the offering of the Securities contemplated by this Agreement and the Contingent Appreciation Certificate Agreement under the Securities Act and the rules and regulations of the SEC thereunder) which would subject the offering, issuance or sale of the Securities contemplated by this Agreement and the Contingent Appreciation Certificate Agreement, to the registration requirements of Section 5 of the Securities Act.

                  4.3 Corporate Existence; Compliance with Law. (a) Each of the Company and its Significant Subsidiaries has been duly organized, is validly existing as a corporation or limited liability company, as applicable, in good standing under the laws of its respective jurisdiction of organization and has the requisite corporate or other similar power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties except where the failure to have such power and authority, individually or in the aggregate, would not have a Material Adverse Effect; and the Company has the requisite corporate power and authority to authorize the offering of the Contingent Appreciation Certificates, the Guarantee and the Debentures, to execute, deliver and perform this Agreement and the other Transaction Documents, and to issue, sell and deliver the Debentures, the Guarantee and the Certificate Shares and to pay the Minimum Return Amount; and each of the Company and the Significant Subsidiaries is duly qualified and is in good standing as a foreign corporation or limited liability company, as the case may be, authorized to do business in each jurisdiction where the operation, ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so qualified, individually or in the aggregate, would not have a Material Adverse Effect.

                        (b) The Trust is a statutory business trust duly created and validly existing as a statutory business trust and in good standing under the Delaware Business Trust Act; with the trust power and authority to own property and conduct its business as it is currently being conducted, and has conducted and will conduct no business other than the transactions contemplated by this Agreement; and the Trust has the requisite trust power and authority to authorize the offering of the Trust Securities, to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party, and to issue, sell and deliver the Trust Securities as contemplated by this Agreement; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Declaration, the Subordination and Support Agreement and the agreements and instruments contemplated by the Transaction Documents; assuming (i) all factual statements concerning the issuance of the Securities and Debentures contained in, and all factual representations made in, the Transaction Documents by parties other than the Company, are true, correct and complete and (ii) all terms of the Transaction Documents are complied with, the Trust is not under current law, classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

                  4.4 No Violations. Neither the Company nor any of its Subsidiaries, including the Trust, is now, or after giving effect to the transactions contemplated hereby, will be (a) in violation of its respective charter or bylaws (or other organizational documents), or (b) in violation of applicable law, judgment or decree or in default in the performance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument (i) to which the Company or any Subsidiary is a party or by which any of them is bound or (ii) to which any of the property or assets of the Company or any Subsidiary is subject, except, with respect to clause (b) in the case of the Company and the Trust, and either clause (a) or (b) in the case of any Subsidiary, such violation or default by a Subsidiary, as would not have a Material Adverse Effect.

                  4.5 Preferred Securities. The Preferred Securities have been duly authorized by the Trust, and, when issued and delivered to the Investors against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; the Preferred Securities will have the rights set forth in the Declaration, and certificates representing the Preferred Securities, when duly executed and delivered by the Trust, will be the valid and binding obligations of the Trust as set forth in the Declaration.

                  4.6 Common Securities. The Common Securities have been duly and validly authorized by the Trust and when issued and delivered by the Trust to the Company against payment therefor, will be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the issuance of the Common Securities is not subject to preemptive or other similar rights; all of the issued and outstanding Common Securities of the Trust are directly owned by the Company free and clear of any lien; and the Trust Securities are the only interests authorized to be issued by the Trust.

                  4.7 Contingent Appreciation Certificate Agreement. The Contingent Appreciation Certificate Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally, (ii) as to general principles of equity, regardless of whether the same is sought in a proceeding at law or in equity, and (iii) to the extent that a waiver of rights under any usury laws may be unenforceable.

                  4.8 Contingent Appreciation Certificates. The Contingent Appreciation Certificates have been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except (i) as may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally, and (ii) as to general principles of equity, regardless of whether the same is sought in a proceeding at law or in equity.

                  4.9 Exercise of Contingent Appreciation Certificates. When the Contingent Appreciation Certificates are delivered in accordance with this Agreement, such Contingent Appreciation Certificates will be exercisable for the Certificate Shares in accordance with the terms of the Contingent Appreciation Certificates; the Certificate Shares have been duly authorized and reserved for issuance upon such exercise and, when issued upon such exercise, will be validly issued, fully paid and nonassessable.

                  4.10 Purchase Agreement. This Agreement has been duly and validly authorized, executed and delivered by each of the Company and the Trust and is a valid and binding obligation of the Company and the Trust.

                  4.11 Indenture. The Indenture has been duly and validly authorized by the Company and, when duly executed and delivered by the Company and the Indenture Trustee, will be the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except
(i) as may be limited by bankruptcy,
insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally,
(ii) as to general principles of equity, regardless of whether the same is sought in a proceeding at law or in equity, and (iii) to the extent that a waiver of rights under any usury laws may be unenforceable.

                  4.12 Debentures. The Debentures have been duly and validly authorized for issuance and sale by the Company to the Trust and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms thereof, will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except (i) as may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally, (ii) as to general principles of equity, regardless of whether the same is sought in a proceeding at law or in equity, and (iii) to the extent that a waiver of rights under any usury laws may be unenforceable.

                  4.13 Guarantee. The Guarantee has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally and (ii) as to general principles of equity, regardless of whether the same is sought in a proceeding at law or in equity.

                  4.14 Subordination and Support Agreement. The Subordination and Support Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally and (ii) as to general principles of equity, regardless of whether the same is sought in a proceeding at law or in equity.

                  4.15 No Conflicts. (a) The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents, the compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as have been obtained or made by the Company), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its Significant Subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or its property is bound, (iii) violate or conflict with Section 7 of the Exchange Act or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System or with any other material law (including the Trading with the Enemy Act, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto) or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its Subsidiaries or their respective property, or (iv) result in the suspension, termination or revocation of any Authorization of the Company or any of its Subsidiaries or any other impairment of the rights of the holder of any such Authorization, except in the case of clause (iii) above, as would not, individually or in the aggregate, have a Material Adverse Effect.

                        (b) The execution, delivery and performance by the Trust of this Agreement and the other Transaction Documents to which it is a party, the compliance by the Trust with all the provisions hereof and the consummation of the transactions contemplated hereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency, (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the Declaration or any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Trust is a party or by which the Trust or its property is bound, (iii) violate or conflict with any material law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Trust or its property, or (iv) result in the suspension, termination or revocation of any Authorization of the Trust or any other impairment of the rights of the holder of any such Authorization.

                  4.16 Subsidiaries. All of the outstanding Stock, including member interests, of each of the Company's Significant Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or indirectly through one or more Subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature, except as set forth in Schedule 4.16.

                  4.17 SEC Documents; Financial Statements. (a) Each form, report, schedule, registration statement and definitive proxy statement filed by the Company with the SEC since January 1, 2001 and prior to the date hereof (as such documents have been amended or supplemented prior to the date hereof, the "Company SEC Documents"), as of their respective dates, complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act. None of the Company SEC Documents, as of their respective dates, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has made available to the Investors true, accurate and complete copies of all of the Company SEC Documents. The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company and its Subsidiaries included in such reports comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited interim financial statements, as permitted by Form 10-Q of the SEC) and fairly present in all material respects (subject, in the case of the unaudited interim financial statements, to normal, year-end audit adjustments) the consolidated financial position of the Company and its Subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

                        (b) No dividends or other distributions have been declared, paid or made upon any shares of capital stock of the Company, nor have any shares of capital stock of the Company been redeemed, retired, purchased or otherwise acquired for value by the Company since December 31, 2000.

                  4.18 No Violations. Neither the Company nor any of its Subsidiaries has violated any Environmental Laws, any provisions of ERISA, any provisions of the Trading with the Enemy Act, or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, individually or in the aggregate, would not have a Material Adverse Effect.

                  4.19 Authorizations. Each of the Company and its Subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, individually or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and its Subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and the Company is not aware that any event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, individually or in the aggregate, have a Material Adverse Effect.

                  4.20 Benefit Plans. Schedule 4.20 hereto sets forth a list of each material pension, retirement, savings, disability, dental, health, life, death benefit, group insurance, profit-sharing, deferred compensation, stock option, bonus, incentive, severance pay or other employee benefit plan, trust, arrangement, contract, commitment, agreement or policy sponsored or maintained by Company or its Subsidiaries, in which present or former employees of Company or any Subsidiary participate (collectively, the "Company Plans"). Correct and complete copies of the following documents, which are correct and complete in all material respects, with respect to each of the Company Plans (other than a Multiemployer Plan), have been made available to each Investor, to the extent applicable: (i) any plans, all material amendments thereto and related trust documents, and amendments thereto; (ii) the most recent Forms 5500 and all schedules thereto and the most recent actuarial report, if any; (iii) the most recent IRS determination letter; (iv) summary plan descriptions; (v) material written communications to employees relating to the Company Plans; and (vi) written descriptions of all material non-written agreements relating to the Company Plans.

                  4.21 Taxes. Except as set forth on Schedule 4.21, all federal, state, local and foreign tax returns, reports and statements required to be filed by the Company and its Significant Subsidiaries have been timely filed with the appropriate Governmental Authority and all such returns, reports and statements are true, correct and complete, except, in either case, as would not, individually or in the aggregate, have a Material Adverse Effect. All taxes and other impositions due and payable on such returns, reports and statements have been paid (other than those taxes being contested in good faith or those taxes currently payable without penalty or interest) prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid, except as would not have a Material Adverse Effect.

                  4.22 No Litigation. Except as disclosed in the Company SEC Documents and except as disclosed on Schedule 4.22 hereto, no action, claim or proceeding is now pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any foreign, federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  4.23 Brokers. Except for those brokers or finders to whom the Company is solely responsible for the payment of any brokerage or finder's fees, no broker or finder acting on behalf of the Company or any of its Subsidiaries brought about the consummation of the transactions contemplated pursuant to this Agreement or any of the other Transaction Documents and neither the Company nor any of its Subsidiaries has any obligation to any Person in respect of any brokerage or finder's fees (or any similar obligation) in connection with the transactions contemplated by this Agreement or any of the other Transaction Documents.

                  4.24 Patents, Trademarks, Copyrights and Licenses. The Company and its Subsidiaries own, possess, license or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "Intellectual

Property Rights") necessary to conduct the business now operated by them, or presently employed by them, and have no knowledge of, and have not received, any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  4.25 Ownership of Property. Except as disclosed on Schedule
4.25 hereto, the Company and its Subsidiaries have good and marketable title to all real properties owned by them that are material to the Company and its Subsidiaries taken as a whole and all personal properties reflected as owned in the financial statements described in Section 4.17 and not disposed of in the ordinary course of business since December 31, 2000, in each case that are material to the business of the Company and its Subsidiaries taken as a whole, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed on Schedule 4.25 hereto, the Company and its Subsidiaries hold any leased real or personal property that are material to the Company and its Subsidiaries taken as a whole under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                  4.26 Investment Company. Neither the Company nor the Trust is and, after giving effect to the offering and sale of the Units and the application of the proceeds thereof as described in Section 2.3 hereof, will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

                  4.27 Registration Rights. Except as disclosed in the Company SEC Documents, there are no contracts, agreements or understandings between the Company and any Person granting such Person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company, except as set forth on
Schedule 4.27. None of the rights disclosed in the Company SEC Documents or described in Schedule 4.27 conflicts with the registration rights granted to the Investors under the Contingent Appreciation Certificate Agreement.

                  4.28 No Material Adverse Change. Since the date as of the Company's most recent report on Form 10-Q under the Securities Act, (i) there has not occurred any Material Adverse Effect or any development involving a prospective Material Adverse Effect, and (ii) neither the Company nor any of its Significant Subsidiaries has incurred any material liability or obligation, direct or contingent.

                  4.29 Assumed Hallmark Obligations and Existing Indebtedness.
Schedule 4.29(a) sets forth a complete and correct list of all of the "Assumed Liabilities" identified in, and assumed by, the Company pursuant to that certain Assignment and Assumption Agreement, dated as of September 28, 2001, between the Company and Hallmark Entertainment Distribution LLC. Schedule 4.29(b) sets forth a complete and correct list of all outstanding indebtedness of the Company and its consolidated Subsidiaries, as of the Issue Date, since which date there has been no material change in the amounts, interest rates sinking funds, installment payments or maturities of the indebtedness of the Company or its consolidated Subsidiaries. Except for waivers of payment defaults with respect to amounts owed to Hallmark Cards or its subsidiaries, neither the Company nor any consolidated Subsidiary is in default and no waiver of any default is currently in effect, in the payment of any principal, premium, if any, or interest on, any indebtedness of the Company or such consolidated Subsidiary and no event or condition exists with respect to any indebtedness of the Company or any consolidated Subsidiary that with notice or the lapse of time, or both, would permit one or more Persons to cause such indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

                  4.30 No Material Untrue Statement or Omission. As of the date hereof, neither the PPM nor any of the other materials or documents provided to the Investors directly or indirectly by the Company in connection herewith, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  4.31 Certificates. Each certificate signed by any officer of either the Company or the Trust and delivered to the Investors or counsel for the Investors shall be deemed to be a representation and warranty by the Company or the Trust, as the case may be, to the Investors as to the matters covered thereby.

                  4.32 Treatment of Units. The Company hereby agrees to treat, for United States Federal income tax purposes, the Preferred Securities and the related Contingent Appreciation Certificates that comprise the Units, as unitary debt instruments that are subject to the United States Treasury regulations governing contingent payment debt instruments. Notwithstanding any other provision in this Agreement and the other applicable Transaction Documents to the contrary, in the event that on or after the Issue Date, (a) the Company determines that there is a change in the laws of the United States which change occurs on or after the Issue Date and would require the Company to characterize, for United States federal income tax purposes, the Preferred Securities and the related Contingent Appreciation Certificates that comprise the Units as other than unitary debt instruments that are subject to the United States Treasury regulations governing contingent payment debt instruments, or (b) there is a "determination" within the meaning of Section 1313(a) of the Code requiring that, for United States federal income tax purposes, the Preferred Securities and the related Contingent Appreciation Certificates that comprise the Units be treated as other than unitary debt instruments that are subject to the United States Treasury regulations governing contingent payment debt instruments, then the Company shall not be bound pursuant to the preceding sentence or the documents referred to in this sentence to treat, for United States federal income tax purposes, the Preferred Securities and the related Contingent Appreciation Certificates that comprise the Units as unitary debt instruments that are subject to the United States Treasury regulations governing contingent payment debt instruments. If the Company determines that there is a change in law or there is a "determination" as described above requiring the Company to characterize the Preferred Securities and the related Contingent Appreciation Certificates that comprise the Units as other than unitary debt instruments that are subject to the United States Treasury regulations governing contingent payment debt instruments pursuant to clause (a) or (b) of the preceding sentence, the Company shall promptly notify, in writing, the Holders. In the event that the Debentures are distributed by the Trust to holders of Securities, the above provisions of this Section 4.32 shall apply with respect to the Debentures so distributed in lieu of the Preferred Securities.

5. CLOSING DELIVERIES

         The following documents shall be delivered concurrently with the execution and delivery of this Agreement:

                  5.1 Indenture. The Indenture, executed by the Company and the Indenture Trustee, shall be delivered to each Investor and the Trust.

                  5.2 Declaration. Each of the Initial Declaration of Trust and the Declaration, executed by the Company, the Delaware Trustee, the Property Trustee, and the Regular Trustees, and filed with the Secretary of State of the State of Delaware, shall be delivered to each Investor.

                  5.3 CONTINGENT APPRECIATION CERTIFICATE AGREEMENT. The Contingent Appreciation Certificate Agreement, executed by the parties thereto shall be delivered to each Investor.

                  5.4 Contingent Appreciation Certificates. The Contingent Appreciation Certificates, executed by the Company, shall be delivered to each Investor.

                  5.5 Debentures. The Debentures, executed by the Company and the Indenture Trustee, shall be delivered to the Trust.

                  5.6 Preferred Securities Guarantee. The Guarantee, executed by the Company and the Preferred Guarantee Trustee named therein, shall be delivered to the Trust and the Investors.

                  5.7 Subordination and Support Agreement. The Subordination and Support Agreement, executed by each of the Company, Hallmark Cards, the Investors, and the Indenture Trustee, shall be delivered to each Investor.

                  5.8 Trust Securities and Debenture Purchase Agreement. The Trust Securities and Debenture Purchase Agreement, executed by each of the Company and the Trust, shall be delivered to each Investor.

                  5.9 Credit, Security, Guaranty and Pledge Agreement and Consent. The amendment and consent referenced in Section 4.15(a) hereof to the Credit, Security,

Guaranty and Pledge Agreement, dated as of December 17, 2001, executed by each of the Company, the Guarantors named therein, the requisite Lenders named therein and The Chase Manhattan Bank, as Administrative Agent, shall be delivered to each Investor.

                  5.10 Stock Certificates. (a) The Trust shall issue and deliver to each Investor certificates representing the Preferred Securities set forth below such Investor's name on the signature pages hereto.

                        (b) The Trust shall issue and deliver to the Company certificates representing the Common Securities.

                  5.11 OPINION OF WACHTELL, LIPTON, ROSEN & KATZ. The Investors shall have received an opinion, in form and substance satisfactory to the Investors, dated as of the date hereof, of Wachtell, Lipton, Rosen & Katz, counsel for the Company and the Trust, to the effect that:

                        (a) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties;

                        (b) the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Contingent Appreciation Certificates, the Guarantee, the Indenture and the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby or thereby, including without limitation, with respect to the Company, all requisite corporate power and authority to issue, sell and deliver the Debentures, the Contingent Appreciation Certificates, the Guarantee and the Certificate Shares as contemplated by this Agreement;

                        (c) each of this Agreement, the Indenture, the Contingent Appreciation Certificate Agreement, the Guarantee and the Subordinated Support Agreement has been duly authorized, executed and delivered by the Company; and this Agreement is the valid and binding obligation of the Company;

                        (d) the Contingent Appreciation Certificate Agreement is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, fraudulent transfer, moratorium or similar laws affecting creditors' rights and remedies generally,
(ii) as to general principles of equity, regardless of whether the same is sought in a proceeding at law or in equity, and (iii) rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto;

                        (e) the Contingent Appreciation Certificates have been duly authorized for issuance and sale in accordance with the transactions contemplated by this

Agreement and the Contingent Appreciation Certificate Agreement and, when issued in accordance with the terms of such agreements and delivered against payment therefor in accordance with the terms hereof, will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except (i) as may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally, and (ii) as to general principles of equity, regardless of whether the same is sought in a proceeding at law or in equity;

                        (f) assuming the due authorization, execution and delivery thereof by the Indenture Trustee, the Indenture is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, fraudulent transfer, moratorium or similar laws affecting creditors' rights and remedies generally, (ii) as to general principles of equity, regardless of whether the same is sought in a proceeding at law or in equity, and (iii) to the extent that a waiver of rights under any usury laws may be unenforceable;

                        (g) the Debentures have been duly authorized for issuance and sale in accordance with the transactions contemplated by this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms thereof, will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except (i) as may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally, (ii) as to general principles of equity, regardless of whether the same is sought in a proceeding at law or in equity, and (iii) to the extent that a waiver of rights under any usury laws may be unenforceable;

                        (h) the Guarantee is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally and (ii) as to general principles of equity, regardless of whether the same is sought in a proceeding at law or in equity;

                        (i) when the Units are issued and delivered pursuant to this Agreement and the Contingent Appreciation Certificate Agreement, none of the Preferred Securities, the Contingent Appreciation Certificates, the Debentures or the Guarantee will be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company, the Trust or any similar trust affiliated with the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system;

                        (j) the Subordination and Support Agreement is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally and (ii) as to general principles of equity, regardless of whether the same is sought in a proceeding at law or in equity;

                        (k) no registration under the Securities Act or Trust Indenture Act of 1939, as amended, of any of the Preferred Securities, the Debentures, the Guarantee, the Contingent Appreciation Certificates or the Certificate Shares is required for the sale of the Preferred Securities to the Investors as contemplated hereby;

                        (l) the execution, delivery and performance of this Agreement by the Company, the compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not,
(A) require any consent, approval, authorization or other order of, or qualification with, any U.S. federal, New York or Delaware (with respect to matters relating to the Company's incorporation under the DGCL) court or governmental body or agency (except such as have been obtained or made by the Company or such as may be required under the securities or Blue Sky laws of the various states), (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or (C) violate or conflict with any provision of the laws of the State of New York (other than its securities or Blue Sky laws) or the federal laws of the United States;

                        (m) neither the Company nor the Trust is, after giving effect to the offering and sale of the Units and the application of the proceeds thereof as described herein, will be, an "investment company" as such term is defined in the Investment Company Act;

                        (n) none of the transactions contemplated by this Agreement or the other Transaction Documents (including, without limitation, the use of the proceeds set forth in Section 2.3) will violate or result in a violation of Section 7 of the Exchange Act or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System; and

         In rendering this opinion, such counsel may state that such opinion is limited to matters arising under the laws of the State of New York, the DGCL and the federal laws of the United States.

         The opinion of Wachtell, Lipton, Rosen & Katz described in this Section
5.11 shall be rendered to the Investors at the request of the Company and shall so state therein.

                  5.12 Opinion of Judith C. Whittaker. The Investors shall have received an opinion, dated as of the date hereof, of Judith C. Whittaker, Vice President and General Counsel of Hallmark Cards, to the effect that:

                        (a) the Subordination and Support Agreement has been duly authorized, executed and delivered by Hallmark Cards and the other subordinated creditors named therein and is the valid and binding obligation of Hallmark Cards and the other subordinated creditors named therein, enforceable against Hallmark Cards in accordance with its terms, except (i) as may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally and (ii) as to general principles of equity, regardless of whether the same is sought in a proceeding at law or in equity;

                        (b) the execution, delivery and performance of the Subordination and Support Agreement by Hallmark Cards and the other subordinated creditors named therein, the compliance by Hallmark Cards and the other subordinated creditors named therein with all the provisions thereof and the consummation of the transactions contemplated thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as have been obtained or made by Hallmark Cards), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of Hallmark Cards or any of its Significant Subsidiaries or (iii) any indenture, loan agreement, mortgage, lease or other agreement or instrument to which Hallmark Cards or any of its Subsidiaries is a party or by which Hallmark Cards or any of its Subsidiaries or their respective property is bound; except in the case of clauses (i) through (iii), as would not have a material adverse effect on the business, prospects, financial condition or results of operations of Hallmark Cards and its Subsidiaries taken as a whole or on the ability of Hallmark Cards to perform its obligations under the Subordination and Support Agreement.

         In rendering this opinion, except as noted above, such counsel may state that such opinion is limited to matters arising under the laws of the State of Missouri and that such counsel does not opine as to matters arising under the laws of any other state or foreign jurisdiction.

         The opinion of Judith C. Whittaker described in this Section 5.12 shall be rendered to the Investors at the request of the Company and shall so state therein.

                  5.13 Opinion of Charles Stanford. The Investors shall have received an opinion, dated as of the date hereof, of Charles Stanford, General Counsel and Executive Vice President - Legal and Business Affairs of the Company, to the effect that:

                        (a) Each of the Company and its Significant Subsidiaries has been duly organized, is validly existing as a corporation or limited liability company, as applicable, in good standing under the laws of its respective jurisdiction of organization and has the requisite corporate or other similar power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties except where the failure to have such power and authority, individually or in the aggregate, would not have a Material Adverse Effect.

                        (b) Each of the Company and its Significant Subsidiaries is duly qualified and is in good standing as a foreign corporation or limited liability company, as the case may be, authorized to do business in each jurisdiction where the operation, ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so qualified, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

                        (c) all the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and, except as set forth in Schedule 4.1(c) to this Agreement, not subject to any preemptive or similar rights;

                        (d) neither the Company nor any of its Significant Subsidiaries is (A) in violation of its charter or by-laws and (B) in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any Significant Subsidiary thereof is bound, except, with respect to clause (B) only, such defaults as would not have a Material Adverse Effect;

                        (e) to the best of such counsel's knowledge after due inquiry, the Trust is not a party to, or bound by, any agreement or instrument other than this Agreement, the Declaration and the agreements and instruments contemplated by this Agreement or the Declaration;

                        (f) the execution, delivery and performance by any Significant Subsidiary of the Company of the Transaction Documents to which such Significant Subsidiary is a party, the compliance by such Significant Subsidiary with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (A) conflict with or constitute a breach of any of the terms or provisions of, or a default under,
(i) the charter or by-laws of such Significant Subsidiary or (ii) any indenture, loan agreement, mortgage, lease or other agreement or instrument listed as an exhibit to the Company SEC Documents, to which any such Significant Subsidiary is a party or by which any such Significant Subsidiary or its property is bound, or (B) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over such Significant Subsidiary or its property except, with respect to clause (A)(ii) and clause (B), such violation, conflict, breach of default as would not have a Material Adverse Effect.

                        (g) except as disclosed in the Company SEC Documents and except as otherwise disclosed in Schedule 4.27, there are no contracts, agreements or understandings between the Company and any Person granting such Person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company; and

                        (h) there are no material legal or governmental proceedings pending or after due inquiry, to such counsel's knowledge, threatened to which the

Company or Crown Media is a party or to which any of their respective properties is subject, except as are described in the Company SEC Documents or disclosed on
Schedule 4.22.

         In rendering this opinion, such counsel may state that such opinion is limited to matters arising under the laws of the State of New York, the DGCL and the federal laws of the United States and that such counsel does not opine as to matters arising under the laws of any other state or foreign jurisdiction.

         The opinion of Charles Stanford described in this Section 5.13 shall be rendered to you at the request of the Company and shall so state therein.

                  5.14 Opinion of Richards, Layton & Finger, P.A. The Investors shall have received, an opinion dated as of the date hereof, of Richards, Layton & Finger, P.A., special Delaware counsel to the Trust and the Company, to the effect that:

                        (a) the Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act;

                        (b) under the Delaware Business Trust Act and the Declaration, the Trust has the trust power and authority (i) to own its properties and conduct its business, all as described in the PPM, (ii) to execute and deliver the Agreements (as defined in such opinion), and (iii) to issue and perform its obligations under the Trust Securities, all as described in the Declaration;

                        (c) the Declaration constitutes a valid and binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms, except to the extent that the same may be limited by (i) bankruptcy, insolvency, receivership, liquidation, fraudulent transfer or conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and remedies, (ii) general principles of equity including applicable law relating to fiduciary duties, (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

                        (d) under the Delaware Business Trust Act and the Declaration, the execution and delivery by the Trust of the Agreements, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary action on the part of the Trust;

                        (e) the Common Securities are duly authorized by the Declaration and, when issued and delivered by the Trust to the Company against exchange therefor in accordance with the Declaration and the agreement in respect of such exchange, will be validly issued and represent undivided beneficial interests in the assets of the Trust;

                        (f) the Preferred Securities are duly authorized by the Declaration and, when issued and delivered by the Trust to the Company against exchange therefor in accordance with the Declaration and the agreement in respect of such exchange, will be validly issued and, subject to the qualifications set forth in paragraph (g) below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust;

                        (g) the holders of the Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel need express no opinion as to any holder of a Preferred Security that is, was or becomes a named Trustee of the Trust and may note that the holders of the Preferred Securities may be obligated to make payments or provide indemnity or security as set forth in the Declaration;

                        (h) under the Delaware Business Trust Act and the Declaration, the issuance by the Trust of the Trust Securities is not subject to preemptive rights;

                        (i) assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware Trustee as required by the Delaware Business Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no filing, registration or qualification with, or authorization, approval, consent, license, order or decree of, any Delaware court or Delaware governmental authority or agency (other than as may be required under the securities or blue sky laws of the State of Delaware as to which such counsel need express no opinion) is necessary or required to be obtained by the Trust solely in connection with issuance and sale of the Preferred Securities by the Trust in accordance with the Declaration or the consummation of the transactions contemplated by the Agreement;

                        (j) assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware Trustee as required by the Delaware Business Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware and that the Trust is treated as a grantor trust for federal income tax purposes, the holders of the Preferred Securities (other than those holders of Preferred Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware;

                        (k) the purchase by the Trust of the Debentures and the distribution by the Trust of the Debentures in the circumstances contemplated by the Declaration do not violate (i) any terms or provisions of the Certificate of Trust or the Declaration or (ii) any applicable Delaware law or administrative regulation; and

                        (l) based solely on an inquiry on December 13, 2001, limited to, and solely to the extent disclosed thereupon, court dockets for active cases of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware, of the Superior Court of the State of Delaware in and for New Castle County, Delaware, of the United States District Court sitting in the State of Delaware and of the United States Bankruptcy Court sitting in the State of Delaware, we are not aware of any legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is subject.

         In rendering this opinion, such counsel may state that such opinion is limited to matters arising under the laws of the State of Delaware and that such counsel does not opine as to matters arising under the laws of any other jurisdiction.

         The opinion of Richards, Layton & Finger, P.A. described in this
Section 5.14 shall be rendered to the Investors at the request of the Company and shall so state therein.

                  5.15 OPINION TO COMPANY. The Company shall have delivered to the Investors a copy of the opinion of Wachtell, Lipton, Rosen & Katz to the Company to the effect that the Trust will be classified as a grantor trust for United States federal income tax purposes and not as an association subject to tax as a corporation.

                  5.16 Use of Proceeds. Each Issuer agrees and covenants that it will use the proceeds of the offering only for lawful purposes in accordance with Section 2.3 hereof, as applicable and such uses shall not contravene any applicable law or any provisions hereof.

                  5.17 Fees. The Company shall have paid the fees payable to Credit Suisse First Boston and the reasonable legal fees and disbursements of Weil, Gotshal & Manges LLP incurred with respect to the preparation and negotiation of this Agreement and the other documents ancillary hereto and reasonable legal expenses of Weil, Gotshal & Manges LLP incurred in connection with the due diligence performed in connection with entering into this Agreement.

                  5.18 Good Standing Certificates. The Investors shall have received from the Company long-form good standing certificates, dated within five (5) Business Days preceding the date hereof, and related bring-down memoranda, dated as of the date hereof, for the Company, the Trust and each Significant Subsidiary issued by the Secretary of State in the jurisdiction of organization of each such entity.

6. INDEMNIFICATION

                  6.1 Indemnification. Subject to the terms and conditions of this Section 6 and Section 7.9 hereof, the Company agrees to indemnify and hold each Investor and each of its officers, directors and Affiliates harmless from and against any and all liabilities, obligations, damages, losses, deficiencies, costs, penalties and expenses (including, without limitation, reasonable attorneys' fees) (collectively, "Losses"), including those arising from third-party claims, arising out of, based upon, attributable to or resulting from: (i) the failure of any of the representations or warranties of the Company set forth in Sections 4.1 through 4.32 hereof, to be true and correct as of the date hereof; and (ii) the breach of any covenant or other agreement on the part of the Company under the terms of this Agreement, in each case, to the extent not waived by such Investor.

                  6.2 General Indemnification Procedures. (a) A Person entitled to make a claim for indemnification under Section 6.1 (an "Indemnified Party") against a party (the "Indemnifying Party") required thereunder to indemnify such Indemnified Party not involving a claim or action by a third party shall give written notice of the assertion of such claim covered by such indemnity to the Indemnifying Party, which notice shall set forth in reasonable detail, the amount of such claim and a description of the basis for such claim with reference to the provision of this Agreement under which liability is asserted. In the event that any suit, action or proceedings shall be instituted by any third party or that any claim or demand shall be asserted by any third party in respect of which indemnification may be sought under Section 6.1 (a "Third-Party Claim"), the Indemnified Party shall reasonably promptly cause written notice of the assertion of such Third Party Claim of which it has knowledge to be forwarded to the Indemnifying Party. The Indemnifying Party shall have the right, at its sole option and expense, to be represented by counsel of its choice and to defend against, negotiate, settle or otherwise take over control and deal with any Third-Party Claim, and if the Indemnifying Party elects to defend against, negotiate, settle or otherwise take over control and deal with any Third-Party Claim, the Indemnifying Party's choice of counsel must be reasonably satisfactory to the Indemnified Party, and the Indemnifying Party shall within twenty (20) days of such notice (or sooner, if the nature of the Third-Party Claim so requires) notify the Indemnified Party of its intent to do so. If the Indemnifying Party elects not to defend against, negotiate, settle or otherwise take over control and deal with any Third-Party Claim, fails to notify the Indemnified Party of its election as herein provided or contests its obligation to indemnify the Indemnified Party for such Losses under this Agreement, the Indemnified Party may defend against, negotiate, settle or otherwise deal with such Third-Party Claim; provided, that if the Indemnifying Party contests its obligations to indemnify the Indemnified Party, and if it is finally determined that any such Third-Party Claim was not a claim for which indemnification was available under this Section 6, the Indemnified Party shall reimburse the Indemnifying Party for any expenses advanced on its behalf; provided, further, that the Indemnified Party shall keep the Indemnifying Party fully informed of the facts of the Third-Party Claim and the progress of the defense thereof. If the Indemnified Party defends any Third-Party Claim, then the Indemnifying Party shall reimburse the Indemnified Party for the reasonable and documented expenses of defending such Third-Party Claim with respect to which it is entitled to be indemnified hereunder upon submission of periodic bills. If the Indemnifying Party shall assume the defense of any Third-Party Claim, the Indemnified Party may participate, at his, her or its own expense, in the defense of such Third-Party Claim; provided, however, that such Indemnified Party shall be entitled to participate in any such defense with separate counsel at the expense of the Indemnifying Party (as provided above) if (i) so requested by the Indemnifying Party to participate or (ii) in the reasonable opinion of counsel to the Indemnified Party, a conflict or potential conflict exists between the Indemnified Party and the Indemnifying Party that would make such separate representation advisable; and provided, further, that the Indemnifying Party shall not be required to pay for more than one such counsel for all Indemnified Parties in connection with any Third-Party Claim. The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such Third-Party Claim.

                        (b) After any final judgment or award shall have been rendered by a court, arbitration board or administrative agency of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement (which is reasonably acceptable to the Indemnifying Party) shall have been consummated, or the Indemnified Party and the Indemnifying Party shall have arrived at a mutually binding agreement with respect to a claim for indemnification under Section 6.1, including any Third-Party Claim, the Indemnified Party shall forward to the Indemnifying Party notice of any sums due and owing by the Indemnifying Party pursuant to this Agreement, with respect to such matter and the Indemnifying Party shall be required to make payment of all sums so due and owing to such Indemnified Party by wire transfer of immediately available funds within ten (10) Business Days after the date of such notice.

                        (c) The failure of the Indemnified Party to give reasonably prompt notice of any Third-Party Claim shall not release, waive or otherwise affect the Indemnifying Party's obligations with respect thereto except to the extent that the Indemnifying Party can demonstrate actual loss and prejudice as a result of such failure.

                  6.3 Tax Treatment of Indemnity Payments. The parties agree that any indemnity payment made pursuant to this Section 6 (an "Indemnity Payment") shall be treated by the parties for all tax purposes as an adjustment to the Purchase Price.

7. MISCELLANEOUS

                  7.1 Successors and Assigns. Any Investor may assign its rights and obligations under this Agreement to any Person; provided, however, that any such assignee shall agree in writing to be bound hereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as provided in Section 6, nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any Person not a party to this Agreement.

                  7.2 AMENDMENTS; ETC. No amendment, modification, termination, or waiver of any provision of this Agreement, and no consent to any departure by a party to this Agreement from any provision of this Agreement, shall be effective unless it shall be in writing making specific reference hereto and signed and delivered by each other party to this Agreement, and then it shall be effective only in the specific instance and for the specific purpose for which it is given.

                  7.3 Entire Agreement. This Agreement and the other Transaction Documents embody the entire agreement and understanding of the parties and supersede all prior agreements or understandings with respect to the subject matter thereof.

                  7.4 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  7.5 Governing Law. This Agreement and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such State, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America. The Investors and the Company agree to submit to personal jurisdiction and to waive any objection as to venue in the federal or New York State courts located in the County of New York, State of New York. Service of process on the Investors or the Company in any action arising out of or relating to any of the Transaction Documents shall be effective if mailed to such party at the address listed in Section 7.8 hereof.

                  7.6 Waiver of Jury Trial. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights under the Transaction Documents.

                  7.7 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made and shall be effective (i) upon receipt if delivered personally,
(ii) upon receipt of a transmission confirmation if sent by facsimile (with a confirming copy sent by overnight courier), and (iii) on the next Business Day if sent by Federal Express, United Parcel Service, Express Mail or other reputable overnight courier to the parties at the following addresses (or at such other address for a party as shall be specified by notice):

                  If to the Company:

                  Crown Media Holdings, Inc.
                  6430 S. Fiddlers Green Circle
                  Greenwood Village, Colorado 80111
                  Attn:    Charles Stanford, Esq.
                  Fax:     (303) 221-3779
                  with copies to:

                  Hallmark Cards, Incorporated
                  2501 McGee, P.O. Box 419126
                  Mail Drop #339
                  Kansas City, MO  64108
                  Attn:    General Counsel
                  Fax:     (816) 274-7171

                  and:

                  Wachtell, Lipton, Rosen & Katz
                  51 West 52nd Street
                  New York, New York 10019
                  Attn:    Eric S. Robinson, Esq.
                  Fax:     (212) 403-2000

                  If to the Investors, at the addresses and telecopy numbers set forth in Annex A hereto with copies to:

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, New York  10153
                  Attn:    Rod Miller, Esq.
                  Fax:     (212) 310-8007

For purposes of the Transaction Documents, all notices, payments and other deliveries to the Investors shall be made in accordance with Annex A hereto.

The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the Persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

                  7.8 Survival. The representations and warranties contained in Sections 4.1 through 4.32 hereof (except insofar as such representations are expressly limited to a certain date), and the applicable obligations of the Company to indemnify the Investors pursuant to Section 6 hereof, shall survive the execution, delivery and acceptance hereof by the parties hereto, and any examination or due diligence inquiry by a party hereto, until the date that is one year after the date hereof. Except as set forth in the preceding sentence, no other representation or warranty in this Agreement shall survive the execution, delivery and acceptance hereof by the parties hereto. All covenants and agreements contained in this Agreement (which terms do not include representations and warranties) shall, except as provided in such covenant or agreement, survive the execution, delivery and acceptance hereof by the parties hereto and shall remain operative and in full force and effect. The obligations to indemnify and hold harmless a Person pursuant to Section 6 hereof shall survive only until the expiration of the applicable survival period referred to above for the representation and warranty under which the claim for indemnification is being made; provided, however, that such obligations to indemnify and hold harmless shall not terminate with respect to any such item as to which an Indemnified Party shall have, before the expiration of the applicable period, previously made a bona fide good faith claim by delivering a notice (stating in reasonable detail the basis of such claim) to the Indemnifying Party.

                  7.9 Section and Other Headings. The article, section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

                  7.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

                  7.11 Publicity. Neither the Investors nor the Company shall issue any press release or make any public disclosure regarding the transactions contemplated hereby unless such press release or public disclosure is approved by the other party in advance. Notwithstanding the foregoing, each of the parties hereto may, in documents required to be filed by it with the SEC or other regulatory bodies, make such statements with respect to the transactions contemplated hereby as each may be advised by counsel is legally necessary or advisable, and may make such disclosure as it is advised by its counsel is required by law, subject, in any such case, to advance consultation with The Investors.

                  7.12 Remedies. Subject to Section 6, the Investor's rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies which the Investors may have under any other agreement, including the other Transaction Documents, by operation of law or otherwise.

                  [Signatures Appear On Following Page.]

         IN WITNESS WHEREOF, the Company, the Trust and each Investor have executed this Purchase Agreement as of the day and year first above written.

                                    CROWN MEDIA HOLDINGS, INC.


                                    By:  /s/  William J. Aliber
                                         ---------------------------------------
                                         Name:  William J. Aliber
                                         Title: Chief Financial Officer


                                    CROWN MEDIA TRUST


                                    By:  /s/  William J. Aliber
                                         ---------------------------------------
                                         Name:  William J. Aliber
                                         Title: Regular Trustee

                                   INVESTORS

                                   FARALLON CAPITAL PARTNERS, L.P.
                                   By:  FARALLON PARTNERS, L.L.C., its General
                                   Partner

                                   Number of Units: 22,500


                                   By:  /s/  William F. Duhamel
                                        ----------------------------------------
                                        Name:  William F. Duhamel
                                        Title: Managing Member


                                   FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P.
                                   By:  FARALLON PARTNERS, L.L.C., its General
                                   Partner

                                   Number of Units: 17,500


                                   By:  /s/  William F. Duhamel
                                        ----------------------------------------
                                        Name:  William F. Duhamel
                                        Title: Managing Member


                                   FARALLON CAPITAL INSTITUTIONAL PARTNERS II,
                                   L.P.
                                   By:  FARALLON PARTNERS, L.L.C., its General
                                   Partner

                                   Number of Units: 4,000


                                   By:  /s/  William F. Duhamel
                                        ----------------------------------------
                                        Name:  William F. Duhamel
                                        Title: Managing Member

                                   FARALLON CAPITAL INSTITUTIONAL PARTNERS III,
                                   L.P.
                                   By:  FARALLON PARTNERS, L.L.C., its General
                                   Partner

                                   Number of Units: 5,000


                                   By:  /s/  William F. Duhamel
                                        ----------------------------------------
                                        Name:  William F. Duhamel
                                        Title: Managing Member


                                   RR CAPITAL PARTNERS, L.P.
                                   By:  FARALLON PARTNERS, L.L.C., its General
                                   Partner

                                   Number of Units: 1,000


                                   By:  /s/  William F. Duhamel
                                        ----------------------------------------
                                        Name:  William F. Duhamel
                                        Title: Managing Member

                                   DLJ INVESTMENT PARTNERS II, L.P.

                                   Number of Units: 22,731


                                   By:  /s/  Edward Tam
                                        ----------------------------------------
                                        Name:  Edward Tam
                                        Title: Principal


                                   DLJ INVESTMENT PARTNERS, L.P.

                                   Number of Units: 10,102


                                   By:  /s/  Edward Tam
                                        ----------------------------------------
                                        Name:  Edward Tam
                                        Title: Principal


                                   DLJIP II Holdings, L.P.

                                   Number of Units: 7,167


                                   By:  /s/  Edward Tam
                                        ----------------------------------------
                                        Name:  Edward Tam
                                        Title: Principal

                                   TORONTO DOMINION INVESTMENTS, INC.

                                   Number of Units: 35,000


                                   By:  /S/  Martha L. Gariepy
                                        ----------------------------------------
                                        Name:  Martha L. Gariepy
                                        Title: Vice President

                                   JOHN HANCOCK LIFE INSURANCE COMPANY

                                   Number of Units: 25,000


                                   By:  /s/  Stephen J. Blewitt
                                        ----------------------------------------
                                        Name:  Stephen J. Blewitt
                                        Title: Managing Director


                                   JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                   Number of Units: 2,000


                                   By:  /s/  Stephen J. Blewitt
                                        ----------------------------------------
                                        Name:  Stephen J. Blewitt
                                        Title: Authorized Signatory


                                   SIGNATURE 5 L.P.

                                   Number of Units: 3,000


                                   By:  /S/  Stephen J. Blewitt
                                        ----------------------------------------
                                        Name:  Stephen J. Blewitt
                                        Title: Managing Director

                                   TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

                                   Number of Units: 30,000


                                   By:  /s/  Estelle Simsolo
                                        ----------------------------------------
                                        Name:  Estelle Simsolo
                                        Title: Director - Private Placement

                                   NEW YORK LIFE INSURANCE COMPANY

                                   Number of Units: 25,000


                                   By:  /s/  S. Thomas Knoff
                                        ----------------------------------------
                                        Name:  S. Thomas Knoff
                                        Title: Investment Vice President

                                   ALLSTATE LIFE INSURANCE COMPANY

                                   Number of Units: 15,000


                                   By:  /s/  Ronald A. Mendel
                                        ----------------------------------------
                                        Name: Ronald A. Mendel


                                   By:  /s/  Patricia W. Wilson
                                        ----------------------------------------
                                        Name: Patricia W. Wilson

                                               Authorized Signatories

                                   MAGNETITE ASSET INVESTORS III L.L.C.

                                   By: BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   As Managing Member

                                   Number of Units: 7,500


                                   By:  /s/  Dennis M. Schaney
                                        ----------------------------------------
                                        Name:  Dennis M. Schaney
                                        Title: Managing Director


                                   MAGNETITE ASSET INVESTORS L.L.C.

                                   By: BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   As Managing Member

                                   Number of Units: 7,500


                                   By:  /s/  Dennis M. Schaney
                                        ----------------------------------------
                                        Name:  Dennis M. Schaney
                                        Title: Managing Director

                                ARTHUR STREET FUND, L.P.

                                By: MLIM DivPEP I, LLC, its
                                       general partner

                                       By: MLIM Private Equity, L.P., its member
                                           manager

                                       By: Portfolio Administration & Management
                                           Ltd., its general partner

                                Number of Units: 2,028


                                By:  /s/  Piers W. W. Cheyne
                                     -------------------------------------------
                                     Name:  Piers W. W. Cheyne
                                     Title: Vice President


                                ARTHUR STREET PORTFOLIO, L.P.

                                By: MLIM DivPEP I, LLC, its managing
                                       general partner

                                       By: MLIM Private Equity, L.P., its member
                                           manager

                                       By: Portfolio Administration & Management
                                           Ltd., its general partner

                                Number of Units: 1,146


                                By:  /s/  Piers W. W. Cheyne
                                     -------------------------------------------
                                     Name:  Piers W. W. Cheyne
                                     Title: Vice President

                                VESEY STREET FUND, L.P.

                                By: MLIM DivPEP I, LLC, its
                                       general partner

                                       By: MLIM Private Equity, L.P., its member
                                           manager

                                       By: Portfolio Administration & Management
                                           Ltd., its general partner

                                Number of Units: 4,413


                                By:  /s/  Piers W. W. Cheyne
                                     -------------------------------------------
                                     Name:  Piers W. W. Cheyne
                                     Title: Vice President


                                VESEY STREET PORTFOLIO, L.P.

                                By: MLIM DivPEP I, LLC, its managing
                                       general partner

                                       By: MLIM Private Equity, L.P., its member
                                           manager

                                       By: Portfolio Administration & Management
                                           Ltd., its general partner

                                Number of Units: 5,711


                                By:  /s/  Piers W. W. Cheyne
                                     -------------------------------------------
                                     Name:  Piers W. W. Cheyne
                                     Title: Vice President

                                PASSAGE PORTFOLIO, L.P.

                                By: MLIM DivPEP I, LLC, its managing
                                       general partner

                                       By: MLIM Private Equity, L.P., its member
                                           manager

                                       By: Portfolio Administration & Management
                                           Ltd., its general partner

                                Number of Units: 1,702


                                By:  /s/  Piers W. W. Cheyne
                                     -------------------------------------------
                                     Name:  Piers W. W. Cheyne
                                     Title: Vice President

                                MONY LIFE INSURANCE COMPANY OF AMERICA

                                Number of Units: 10,000


                                By:  /s/  Leonard Mazlish
                                     -------------------------------------------
                                     Name:  Leonard Mazlish
                                     Title: Authorized Agent

                                     ANNEX A

                         FARALLON CAPITAL PARTNERS, L.P.

PAYMENT INFORMATION

1.  Wire information                   Bank:    Chase Manhattan Bank
                                       ABA#:    021-000-021
                                       F/A/O:   Goldman, Sachs & Co., NY
                                       A/C#:    930-1-011483
                                       F/F/C:   Farallon Capital Management Bulk

                                       A/C:     002-10167-3

2.  Registered Name of Securities      Farallon Capital Partners, L.P.

3.  Tax Identification Number          94-3106322


NOTICE INFORMATION

4.  Scheduled Payments,                Farallon Capital Management LLC
     Unscheduled Prepayments           1 Maritime Plaza Suite 1325
     Notice of Maturity                San Francisco, CA  94111
                                       Attn: Monica Landry, Colby Trexler,
                                       Kurt Billick and Richard Voon
                                       Fax: (415) 421-2133

5.  Financial Statements and           Farallon Capital Management LLC
     Certificates of Compliance        1 Maritime Plaza Suite 1325
     With financial covenants          San Francisco, CA  94111
                                       Attn: Kurt Billick and Richard Voon
                                       Fax: (415) 421-2133

6.  Change in Issuer's name,           Farallon Capital Management LLC
     address or principal place        1 Maritime Plaza Suite 1325
     of business, Change in            San Francisco, CA  94111
     location of collateral and        Attn: Kurt Billick and Richard Voon
     Copies of legal opinions          Fax: (415) 421-2133

DOCUMENT DELIVERY INFORMATION

7.  Delivery of Securities             Farallon Capital Management LLC
                                       1 Maritime Plaza Suite 1325
                                       San Francisco, CA 94111
                                       Attn: Monica Landry and Colby Trexler
                                       Fax: (415) 421-2133

                  FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P.


PAYMENT INFORMATION

1.  Wire information                   Bank:    Chase Manhattan Bank
                                       ABA#:    021-000-021
                                       F/A/O:   Goldman, Sachs & Co., NY
                                       A/C#:    930-1-011483
                                       F/F/C:   Farallon Capital Management Bulk

                                       A/C:     002-10167-3

2.  Registered Name of Securities      Farallon Capital Institutional Partners,
                                       L.P.

3.  Tax Identification Number          94-3106323

NOTICE INFORMATION

4.  Scheduled Payments,                Farallon Capital Management LLC
     Unscheduled Prepayments           1 Maritime Plaza Suite 1325
     Notice of Maturity                San Francisco, CA  94111
                                       Attn: Monica Landry, Colby Trexler,
                                       Kurt Billick and Richard Voon
                                       Fax: (415) 421-2133

5.  Financial Statements and           Farallon Capital Management LLC
     Certificates of Compliance        1 Maritime Plaza Suite 1325
     With financial covenants          San Francisco, CA  94111
                                       Attn: Kurt Billick and Richard Voon
                                       Fax: (415) 421-2133

6.  Change in Issuer's name,           Farallon Capital Management LLC
     address or principal place        1 Maritime Plaza Suite 1325
     of business, Change in            San Francisco, CA  94111
     location of collateral and        Attn: Kurt Billick and Richard Voon
     Copies of legal opinions          Fax: (415) 421-2133

DOCUMENT DELIVERY INFORMATION

7.  Delivery of Securities             Farallon Capital Management LLC
                                       1 Maritime Plaza Suite 1325
                                       San Francisco, CA 94111
                                       Attn: Monica Landry and Colby Trexler
                                       Fax: (415) 421-2133

                FARALLON CAPITAL INSTITUTIONAL PARTNERS II, L.P.


PAYMENT INFORMATION

1.  Wire information                   Bank:    Chase Manhattan Bank
                                       ABA#:    021-000-021
                                       F/A/O:   Goldman, Sachs & Co., NY
                                       A/C#:    930-1-011483
                                       F/F/C:   Farallon Capital Management Bulk

                                       A/C:     002-10167-3

2.  Registered Name of Securities      Farallon Capital Institutional Partners
                                       II, L.P.

3.  Tax Identification Number          94-3106692

NOTICE INFORMATION

4.  Scheduled Payments,                Farallon Capital Management LLC
     Unscheduled Prepayments           1 Maritime Plaza Suite 1325
     Notice of Maturity                San Francisco, CA  94111
                                       Attn: Monica Landry, Colby Trexler,
                                       Kurt Billick and Richard Voon
                                       Fax: (415) 421-2133

5.  Financial Statements and           Farallon Capital Management LLC
     Certificates of Compliance        1 Maritime Plaza Suite 1325
     With financial covenants          San Francisco, CA  94111
                                       Attn: Kurt Billick and Richard Voon
                                       Fax: (415) 421-2133

6.  Change in Issuer's name,           Farallon Capital Management LLC
     address or principal place        1 Maritime Plaza Suite 1325
     of business, Change in            San Francisco, CA  94111
     location of collateral and        Attn: Kurt Billick and Richard Voon
     Copies of legal opinions          Fax: (415) 421-2133

DOCUMENT DELIVERY INFORMATION

7.  Delivery of Securities             Farallon Capital Management LLC
                                       1 Maritime Plaza Suite 1325
                                       San Francisco, CA 94111
                                       Attn: Monica Landry and Colby Trexler
                                       Fax: (415) 421-2133

                FARALLON CAPITAL INSTITUTIONAL PARTNERS III, L.P.

PAYMENT INFORMATION

1.  Wire information                   Bank:    Chase Manhattan Bank
                                       ABA#:    021-000-021
                                       F/A/O:   Goldman, Sachs & Co., NY
                                       A/C#:    930-1-011483
                                       F/F/C:   Farallon Capital Management Bulk

                                       A/C:     002-10167-3

2.  Registered Name of Securities      Farallon Capital Institutional Partners
                                       III, L.P.

3.  Tax Identification Number          94-3253905

NOTICE INFORMATION

4.  Scheduled Payments,                Farallon Capital Management LLC
     Unscheduled Prepayments           1 Maritime Plaza Suite 1325
     Notice of Maturity                San Francisco, CA  94111
                                       Attn: Monica Landry, Colby Trexler,
                                       Kurt Billick and Richard Voon
                                       Fax: (415) 421-2133

5.  Financial Statements and           Farallon Capital Management LLC
     Certificates of Compliance        1 Maritime Plaza Suite 1325
     With financial covenants          San Francisco, CA  94111
                                       Attn: Kurt Billick and Richard Voon
                                       Fax: (415) 421-2133

6.  Change in Issuer's name,           Farallon Capital Management LLC
     address or principal place        1 Maritime Plaza Suite 1325
     of business, Change in            San Francisco, CA  94111
     location of collateral and        Attn: Kurt Billick and Richard Voon
     Copies of legal opinions          Fax: (415) 421-2133

DOCUMENT DELIVERY INFORMATION

7.  Delivery of Securities             Farallon Capital Management LLC
                                       1 Maritime Plaza Suite 1325
                                       San Francisco, CA 94111
                                       Attn: Monica Landry and Colby Trexler
                                       Fax: (415) 421-2133

                            RR CAPITAL PARTNERS, L.P.

PAYMENT INFORMATION

1.  Wire information                   Bank:    Chase Manhattan Bank
                                       ABA#:    021-000-021
                                       F/A/O:   Goldman, Sachs & Co., NY
                                       A/C#:    930-1-011483
                                       F/F/C:   Farallon Capital Management Bulk

                                       A/C:     002-10167-3

2.  Registered Name of Securities      RR Capital Partners, L.P.

3.  Tax Identification Number          94-3235685

NOTICE INFORMATION

4.  Scheduled Payments,                Farallon Capital Management LLC
     Unscheduled Prepayments           1 Maritime Plaza Suite 1325
     Notice of Maturity                San Francisco, CA  94111
                                       Attn: Monica Landry, Colby Trexler,
                                       Kurt Billick and Richard Voon
                                       Fax: (415) 421-2133

5.  Financial Statements and           Farallon Capital Management LLC
     Certificates of Compliance        1 Maritime Plaza Suite 1325
     With financial covenants          San Francisco, CA  94111
                                       Attn: Kurt Billick and Richard Voon
                                       Fax: (415) 421-2133

6.  Change in Issuer's name,           Farallon Capital Management LLC
     address or principal place        1 Maritime Plaza Suite 1325
     of business, Change in            San Francisco, CA  94111
     location of collateral and        Attn: Kurt Billick and Richard Voon
     Copies of legal opinions          Fax: (415) 421-2133

DOCUMENT DELIVERY INFORMATION

7.  Delivery of Securities             Farallon Capital Management LLC
                                       1 Maritime Plaza Suite 1325
                                       San Francisco, CA 94111
                                       Attn: Monica Landry and Colby Trexler
                                       Fax: (415) 421-2133

                        DLJ INVESTMENT PARTNERS II, L.P.

PAYMENT INFORMATION AND SIGNING PERSONS

1.        Wire information             Citibank, N.A.
                                       New York, NY
                                       ABA No.: 021-000-089
                                       Account Name:  DLJ Securities Corp.
                                       Account No.: 3889-6041
                                       For further credit to: DLJ Investment
                                       Partners II, L.P.
                                       DLJ Internal Account #275-004471
                                       Reference: Crown Media
                                       Contact:  Ruchi Khurana (212) 538-3818

NOTICE INFORMATION
                                       DLJ Investment Partners II, Inc.
                                       Eleven Madison Avenue
                                       New York, NY  10010
                                       Attn: John Moriarty / Edward Tam
                                       Tel: (212) 538-3514 / (212) 538-7099
                                       Fax (212) 538-0422
                                       e-Mail: john.moriarty@csfb.com /
                                               ed.tam@csfb.com
ADDRESS FOR DELIVERY OF SECURITIES
                                       Credit Suisse First Boston
                                       Eleven Madison Avenue
                                       New York, NY 10010
                                       Attn: Ana Byrne - 13th Floor
                                       Tel: (212) 538-7297

                          DLJ INVESTMENT PARTNERS, L.P.

PAYMENT INFORMATION AND SIGNING PERSONS

2.        Wire information             Citibank, N.A.
                                       New York, NY
                                       ABA No.: 021-000-089
                                       Account Name:  DLJ Securities Corp.
                                       Account No.: 3889-6041
                                       For further credit to: DLJ Investment
                                       Partners, L.P.
                                       DLJ Internal Account #275-004521
                                       Reference: Crown Media
                                       Contact:  Ruchi Khurana (212) 538-3818

NOTICE INFORMATION
                                       DLJ Investment Partners II, Inc.
                                       Eleven Madison Avenue
                                       New York, NY  10010
                                       Attn: John Moriarty / Edward Tam
                                       Tel: (212) 538-3514 / (212) 538-7099
                                       Fax (212) 538-0422
                                       e-Mail: john.moriarty@csfb.com /
                                               ed.tam@csfb.com
ADDRESS FOR DELIVERY OF SECURITIES
                                       Credit Suisse First Boston
                                       Eleven Madison Avenue
                                       New York, NY 10010
                                       Attn: Ana Byrne - 13th Floor
                                       Tel: (212) 538-7297

                             DLJIP II HOLDINGS, L.P.

                     PAYMENT INFORMATION AND SIGNING PERSONS

3.        Wire information             Citibank, N.A.
                                       New York, NY
                                       ABA No.: 021-000-089
                                       Account Name:  DLJ Securities Corp.
                                       Account No.: 3889-6041
                                       For further credit to: DLJIP II Holdings,
                                       L.P.
                                       DLJ Internal Account #275-007953
                                       Reference: Crown Media
                                       Contact:  Ruchi Khurana (212) 538-3818

NOTICE INFORMATION
                                       DLJ Investment Partners II, Inc.
                                       Eleven Madison Avenue
                                       New York, NY  10010
                                       Attn: John Moriarty / Edward Tam
                                       Tel: (212) 538-3514 / (212) 538-7099
                                       Fax (212) 538-0422
                                       e-Mail: john.moriarty@csfb.com /
                                               ed.tam@csfb.com
ADDRESS FOR DELIVERY OF SECURITIES
                                       Credit Suisse First Boston
                                       Eleven Madison Avenue
                                       New York, NY 10010
                                       Attn: Ana Byrne - 13th Floor
                                       Tel: (212) 538-7297

                       JOHN HANCOCK LIFE INSURANCE COMPANY

  General Account, Closed Block, Separate Account 3SA and Separate Account 3SB

PAYMENT INFORMATION

1.        Wire information             Fleet Boston
                                       ABA No.: 011000390
                                       Boston, Massachusetts 02110
                                       Account of: John Hancock Life Insurance
                                       Co. Private Placement Collection Acct.
                                       Account Number: 541-55417
                                       On Order of: Name of Issuer and CUSIP/PPN
                                       Full name, interest rate and maturity
                                       date of Notes or other obligations

          Wire Deadline                12 NOON, BOSTON TIME

                                       All payments on account of the Notes or
                                       other obligations in accordance with the provisions thereof shall be made by bank wire or transfer of immediately available funds for credit by 12 noon, Boston time.

2.        Registered Name of           John Hancock Life Insurance Company
          Securities

3.        Tax Identification Number    04-1414660

NOTICE INFORMATION

All notices shall be sent via fax AND mail according to the instructions below:

4.        Scheduled Payments,          John Hancock Life Insurance Company
          Unscheduled Prepayments      200 Clarendon St.
          Notice of Maturity           Boston, MA 02117
                                       Attn: Investment Accounting Division, B-3
                                       Fax:  (617) 572-0628

                                       Include:

                                       (a) full name, interest rate and maturity date of the Notes or other obligations

                                       (b) allocation of payment between
                                       principal and interest and any special
                                       payment

                                       (c) name and address of Bank (or Trustee) from which the wire transfer was sent

5.        Financial Statements and     John Hancock Life Insurance Company
          Certificates of Compliance   200 Clarendon St.
          with financial covenants     Boston, MA 02117
                                       Attn: Bond and Corporate Finance Group,
                                             T-57
                                       Fax:  (617) 572-1605

6.        Change in Issuer's name,     John Hancock Life Insurance Company
          address or principal place   200 Clarendon St.
          of business, Change in       Boston, MA 02117
          location of collateral and   Attn: Investment Law Division, T-30
          Copies of legal opinions     Fax:  (617) 572-9269


DOCUMENT DELIVERY INFORMATION

7.        Delivery of Securities       All securities are to be sent for receipt
                                       the day after the closing to:

                                       John Hancock Life Insurance Company
                                       200 Clarendon St., T-30
                                       Boston, MA 02117
                                       Attn:  Amy Weed

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

PAYMENT INFORMATION

1.        Wire information             Fleet Boston
                                       ABA No.: 011000390
                                       Boston, Massachusetts 02110
                                       Account of: John Hancock Life Insurance
                                       Co. Private Placement Collection Acct.
                                       Account Number: 541-55417
                                       On Order of: Name of Issuer and CUSIP/PPN
                                       Full name, interest rate and maturity
                                       date of Notes or other obligations

          Wire Deadline                12 NOON, BOSTON TIME

                                       All payments on account of the Notes or
                                       other obligations in accordance with the provisions thereof shall be made by bank wire or transfer of immediately available funds for credit by 12 noon, Boston time.

2.        Registered Name of           John Hancock Variable Life Insurance
          Securities                   Company

3.        Tax Identification Number    04-2664016

NOTICE INFORMATION

All notices shall be sent via fax AND mail according to the instructions below:

4.        Scheduled Payments,          John Hancock Variable Life Insurance
          Unscheduled Prepayments      Company
          and                          200 Clarendon St.
          Notice of Maturity           Boston, MA 02117
                                       Attn: Investment Accounting Division, B-3
                                       Fax:  (617) 572-0628

                                       Include:

                                       (a) full name, interest rate and maturity date of the Notes or other obligations

                                       (b) allocation of payment between
                                       principal and interest and any special
                                       payment

                                       (c) name and address of Bank (or Trustee) from which the wire transfer was sent

5.        Financial Statements and     John Hancock Life Insurance Company
          Certificates of Compliance   200 Clarendon St.
          with financial covenants     Boston, MA 02117
                                       Attn: Bond and Corporate Finance Group,
                                             T-57
                                       Fax:  (617) 572-1605

6.        Change in Issuer's name,     John Hancock Life Insurance Company
          address or principal place   200 Clarendon St.
          of business change in        Boston, MA 02117
          location                     Attn: Investment Law Division, T-30
          of collateral and copies     Fax:  (617) 572-9269
          of legal opinions


DOCUMENT DELIVERY INFORMATION

7.        Delivery of Securities       All securities are to be sent for receipt
                                       the day after the closing to:

                                       John Hancock Life Insurance Company
                                       200 Clarendon St., T-30
                                       Boston, MA 02117
                                       Attn:  Amy Weed

                                SIGNATURE 5 L.P.

PAYMENT INFORMATION

1.        Wire information             HARE & CO.
                                       c/o The Bank of New York
                                       ABA No.: 021000018
                                       BNF:  IOC566
                                       FFC:  Account No. 77634
                                       On Order of: Name of Issuer and CUSIP/PPN
                                       Full name, interest rate and maturity
                                       date of Notes or other obligations

          Wire Deadline                12 NOON, BOSTON TIME

                                       All payments on account of the Notes or
                                       other obligations in accordance with the provisions thereof shall be made by bank wire or transfer of immediately available funds for credit by 12 noon, Boston time.

2.        Registered Name of           HARE & CO
          Securities

3.        Tax Identification Number    N/A

NOTICE INFORMATION

All notices shall be sent via fax AND mail according to the instructions below:

4.        Scheduled Payments,          Investors Bank & Trust Company and:
          Unscheduled Prepayments      200 Clarendon St.        HARE & CO.
          and Notice of Maturity       Boston, MA 02116         c/o The Bank of
                                       Attn: Jackie Argenzio    New York
                                       Fax:  (617) 927-8302     P.O. Box 19266
                                                                Newark, NJ 07195

                                       Include:

                                       (a) full name, interest rate and maturity date of the Notes or other obligations

                                       (b) allocation of payment between
                                       principal and interest and any special
                                       payment

                                       (c) name and address of Bank (or Trustee) from which the wire transfer was sent

5.        Financial Statements and     John Hancock Life Insurance Company
          Certificates of Compliance   200 Clarendon St.
          with financial covenants     Boston, MA 02117
                                       Attn: Bond and Corporate Finance Group,
                                             T-57
                                       Fax:  (617) 572-1605

6.        Change in Issuer's name,     John Hancock Life Insurance Company
          address or principal place   200 Clarendon St.
          of business change in        Boston, MA 02117
          location                     Attn: Investment Law Division, T-30
          of collateral and copies     Fax:  (617) 572-9269
          of legal opinions


DOCUMENT DELIVERY INFORMATION

7.        Delivery of Securities       All securities are to be sent for receipt
                                       the day after the closing to:

                                       Bank of New York
                                       One Wall Street, Window A
                                       New York, NY 10268
                                       A/C Name:  Investors Bank & Trust Company
                                       Reference: 017001/Signature 5 L.P. 77634

                        MAGNETITE ASSET INVESTORS L.L.C.

PAYMENT INFORMATION AND SIGNING PERSONS

1.        Wire information            The Chase Manhattan Bank
                                      Houston, TX
                                      ABA No.: 113000609, Acct # 00102619468
                                      BNF: Wire Clearing Asset Backed Securities
                                      FFC: Re:  Magnetite Asset Investors, LLC
                                      Acct # 2303901
                                      Re: "Name of Investment" Interest or
                                      Principal

2.        Registered Name of          SIGLER & Co. (Nominee)
          Securities

3.        Tax Identification Number   SIGLER & Co. (Nominee) - 13-3641527
                                      MAGNETITE ASSET INVESTORS L.L.C. -
                                      13-4037650

NOTICE INFORMATION

4.        Contact persons
          Magnetite Asset Investors   Dennis M. Schaney
          III L.L.C.                  c/o:  BlackRock Financial Management, Inc.
                                      345 Park Avenue
                                      29th Floor
                                      New York, NY 10154
                                      Tel: (212) 754-5316
                                      Fax: (212) 754-8756

          Chase Manhattan Bank        Alysia S. Pickens
                                      Tel: (713) 216-3573
                                      fax: (713) 216-3712
MISCELLANEOUS

          Jurisdiction and form of    Delaware, Limited Liability Company
          organization

                      MAGNETITE ASSET INVESTORS III L.L.C.

PAYMENT INFORMATION AND SIGNING PERSONS

1.        Wire information           The Chase Manhattan Bank
                                     Houston, TX
                                     ABA No.: 113000609, Acct # 00102619468
                                     BNF: Wire Clearing Asset Backed Securities
                                     FFC: Re: Magnetite Asset Investors III, LLC
                                     A/C # 5503001 23633-00
                                     OBI: Alysia Pickens/Re: "Name of
                                     Investment" Interest or Principal

2.        Registered Name of         SIGLER & Co. (Nominee)
          Securities

3.        Tax Identification Number  SIGLER & Co. (Nominee) - 13-3641527
                                     MAGNETITE ASSET INVESTORS III L.L.C. -
                                     13-4149799

NOTICE INFORMATION

4.        Contact persons
          Magnetite Asset Investors  Dennis M. Schaney
          III L.L.C                  c/o:  BlackRock Financial Management, Inc.
                                     345 Park Avenue
                                     29th Floor
                                     New York, NY 10154
                                     Tel: (212) 754-5316
                                     Fax: (212) 754-8756


          Chase Manhattan Bank       Alysia S. Pickens
                                     Tel: (713) 216-3573
                                     fax: (713) 216-3712

                     MONY LIFE INSURANCE COMPANY OF AMERICA

PAYMENT INFORMATION

1.        Wire information             All payments to be made by bank wire or
                                       intra-bank transfer of Federal or other
                                       funds to:

                                       JP Morgan Chase Manhattan Bank
                                       ABA No.: 021000021
                                       For credit to Private Income Processing
                                       Account No. 900 9000 200
                                       For further credit to account G52964 with sufficient information (including issuer name, PPN number, interest rate, maturity and whether the payment is in respect of principal, interest, premium or otherwise) to identify the source and application of the funds.

2.        Registered Name on           J. ROMEO & CO.
          Securities

3.        Name of Purchaser            Mony Life Insurance Company of America

4.        Tax Identification Numbers   Mony Life Insurance Company of America -
                                       86-0222062

NOTICE INFORMATION AND DELIVERY OF SECURITIES

5.        All notices and conformation relating to payments

          If by mail or courier:       JP Morgan Chase Manhattan Bank
                                       14201 N. Dallas Parkway
                                       13th Floor
                                       Dallas, Texas 75254-2917

                                       with a copy to:

                                       MONY Life Insurance Company of America
                                       c/o MONY Life Insurance Company
                                       1740 Broadway
                                       New York, NY 10019
                                       Attention:  Securities Custody Division
                                                   M.D. 6-39A

          If by fax:                   JP Morgan Chase Manhattan Bank
                                       (469) 477-1904

                                       with a copy to:

                                       MONY Life Insurance Company of America
                                       c/o MONY Life Insurance Company
                                       Fax: (212) 708-2152
                                       Attention:  Securities Custody Division
                                                   M.D. 6-39A

6.        Addresses for all other Notices

          By mail, courier and fax:    MONY Life Insurance Company of America
                                       c/o MONY Life Insurance Company
                                       1740 Broadway
                                       New York, NY 10019
                                       Fax: (212) 708-2491
                                       Attention: Capital Management Unit

7.        Address for Delivery of Securities

                                       MONY Life Insurance Company of America
                                       c/o MONY Life Insurance Company
                                       1740 Broadway
                                       New York, NY 10019
                                       Attention: Daniel Gallagher, Esq., Law
                                                  Department

                         TEACHERS INSURANCE AND ANNUITY
                             ASSOCIATION OF AMERICA

PAYMENT INFORMATION

1.        Wire information            Chase Manhattan Bank
                                      ABA No.: 021-000-021
                                      Account of :  Teachers Insurance and
                                      Annuity
                                      Association of America
                                      Account No.: 900-9-000200
                                      For further Credit to the TIAA Account
                                      No.: G07040
                                      Reference: PPN#/Issuer/Mat. Date./Coupon
                                      Rate/P&I breakdown

                                      All payments shall be made in immediately available funds at the opening of business on the due date by electronic funds transfer through the Automated Clearing House System to the above referenced account

2.        Tax Identification Numbers  13-1624203

NOTICE INFORMATION AND DELIVERY OF SECURITIES

3.        Notices and conformation relating to payments

                                      Contemporaneously with electronic wire
                                      transfer of funds Issuer should advise by a written notice of (i) the full name of Issuer, private placement number, if any, and interest rate of the note; (ii) allocation of payment between principal. interest, premium and any special payment, if any; and (iii) name and address of Bank (or trustee) from which wire transfer was sent.

                                      The written Notice should be sent via
                                      mail or faxed to the following contact
                                      details:

                                      Teachers Insurance and Annuity
                                      Association of America
                                      730 Third Avenue
                                      New York, New York  10017-3206
                                      Attention: Securities Accounting Divisions
                                      Tel: (212) 916-6004
                                      Fax: (212) 916-6955

4.        All other Notices

                                      Teachers Insurance and Annuity Association of America
                                      730 Third Avenue
                                      New York, New York  10017-3206
                                      Attention: Securities Divisions, Private
                                                 Placements
                                      Tel: (212) 916-6372 (Cynthia Bush)
                                           (212) 916-4000 (General No.)
                                      Fax: (212) 916-6582

5.        Address for Delivery of Securities

                                      Teachers Insurance and Annuity Association of America
                                      730 Third Avenue (9th Floor)
                                      New York, New York  10017-3206
                                      Attention: Susan J. Goodman, Esq.
                                      Tel: (212) 916-6984
                                      Fax: (212) 916-6980

                         ALLSTATE LIFE INSURANCE COMPANY

PAYMENT INFORMATION AND SIGNING PERSONS

1.        Wire information            All payments by Fedwire transfer of
                                      immediately available funds, identifying the name of the Issuer, the Private
                                      Placement Number preceded by "DPP" and
                                      the payment as principal, interest or
                                      premium, in the format as follows:

                                           BBK: Harris Trust and Savings Bank
                                           ABA No.: 071000288
                                           BNF: Allstate Life Insurance Company
                                                Collection Account #168-117-0
                                           ORG: (Enter Issuer Name)
                                           OBI: DPP (Enter Private Placement
                                                No., if available)
                                      Payment Due Date 12/15/08 - P_____ (Enter
                                      "P" and amount of principal being
                                      remitted, for example, P5000000.00) - I
                                      (Enter "I" and amount of interest being
                                      remitted, for example, I225000.00)

2.        Registered Name of          Allstate Life Insurance Company
          Securities

3.        Tax Identification Number   36-2554642

NOTICE INFORMATION

4. Notices of Scheduled Payments and written confirmations of wire transfers

                                      Allstate Insurance Company
                                      Investment Operations - Private Placements
                                      3075 Sanders Road, STE G4A
                                      Northbrook, IL 60062-7127
                                      Tel: (847) 402-6672 Private Placements
                                           (847) 402-3802 Bank Loans
                                      Fax: (847) 326-7032

5. Notices regarding financial reports, compliance certificates and all other written communications, including notice of prepayments

                                      Allstate Life Insurance Company
                                      Private Placements Department
                                      3075 Sanders Road, STE G5D
                                      Northbrook, Illinois  60062-7127
                                      Tel: (847) 402-8922
                                      Fax: (847) 402-3092

DOCUMENT DELIVERY INFORMATION

6.        Delivery of Securities      All securities are to be sent for receipt
                                      the day after the closing to:

                                      Harris Trust and Savings Bank
                                      111 W. Monroe Street 6W
                                      Chicago, Illinois 60603
                                      Attention: Valerie Haney
                                      For Allstate Life Insurance
                                      Company/Safekeeping Account No. 846627

                       TORONTO DOMINION INVESTMENTS, INC.

         PAYMENT INFORMATION AND SIGNING PERSONS

          Wire information            Bank of New York
                                      ABA No.: 021000018
                                      Account No.: GLA111569
                                      TD Investments
                                      Reference: M. L. Gariepy

NOTICE INFORMATION AND ADDRESS FOR DELIVERY OF SECURITIES


                                      Toronto Dominion Investments, Inc.
                                      909 Fannin, Suite 1700
                                      Houston, TX 77010
                                      Attn: M. L. Gariepy
                                      Tel: (713) 653-8225
                                      Fax (713) 652-2647
                                      e-Mail: martha.gariepy@tdcapital.com

                                      With copy to:

                                      Toronto Dominion Capital
                                      TD Bank Tower
                                      66 Wellington Street, West
                                      10th Floor
                                      Toronto, Ontario M5K 1A2
                                      CANADA
                                      Tel: (416) 308-5305
                                      Fax: (416) 983-6817
                                      Attn: David Klass

                         NEW YORK LIFE INSURANCE COMPANY

         PAYMENT INFORMATION AND SIGNING PERSONS

1.        Wire information            All payments by wire or intrabank transfer
                                      of immediately available funds to:

                                      Chase Manhattan Bank
                                      New York, New York 10019
                                      ABA No. 021-000-021
                                      Credit: New York Life Insurance Company
                                      General Account No. 008-9-00687

                                      with sufficient information (including
                                      issuer, PPN number, interest rate,
                                      maturity and whether payment is of
                                      principal, premium, or interest) to
                                      identify the source and application of
                                      such funds.

2.        Registered Name of          New York Life Insurance Company
          Securities


3.        Tax Identification Number   13-5582869


NOTICE INFORMATION

4.       Notices of Payments

                                   New York Life Insurance Company
                                   c/o New York Life Investment Management LLC
                                   51 Madison Avenue
                                   New York, New York 10010-1603
                                   Attention: Financial Management and
                                   Operations Group
                                   Securities Operations
                                   2nd Floor
                                   Fax #: (212) 447-4160

6.   All other Notices


                                   New York Life Insurance Company
                                   c/o New York Life Investment Management LLC
                                   51 Madison Avenue
                                   New York, New York 10010

                                   Attention: Securities Investment Group
                                   Private Finance
                                   2nd Floor
                                   Fax: (212) 447-4122

                                   with a copy of any notices regarding
                                   defaults or Events of Default under the
                                   transaction documents to:

                                   Attention: Office of General Counsel
                                   Investment Section, Room 1107
                                   Fax #: (212) 576-8340

                            ARTHUR STREET FUND, L.P.

1.        Wire information         All payments by wire or intrabank transfer of
                                   immediately available funds to:

                                   Private Equity Partners
                                   800 Scudders Mill Road, Section 2F
                                   Plainsboro, NJ 08536

                                   EIN: 06-1587419

                                   SEND WIRES TO:
                                   PNC BANK, N.A.
                                   ATTENTION:
                                   Julie Whittaker (215) 749-4773

                                   ABA: #031000053
                                   A/C: #85-110-88160
                                   A/C NAME: PFPC Trust
                                   FBO/REF: 34-34-012-0389313
                                   FURTHER CREDIT TO: Arthur Street Fund, LP

                                   with sufficient information (including
                                   issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

NOTICE INFORMATION

2.       Notices of Payments

                                   Private Equity Partners
                                   800 Scudders Mill Road, Section 2F
                                   Plainsboro, NJ 08536
                                   Attention: John Lee

3.       All other Notices

                                   Private Equity Partners
                                   800 Scudders Mill Road, Section 2F
                                   Plainsboro, NJ 08536
                                   Attention: Lynn Baranski, Frank Macioce

                          ARTHUR STREET PORTFOLIO, L.P.

1.        Wire information         All payments by wire or intrabank transfer of
                                   immediately available funds to:

                                   Private Equity Partners
                                   800 Scudders Mill Road, Section 2F
                                   Plainsboro, NJ 08536

                                   EIN: 52-2255320

                                   SEND WIRES TO:
                                   PNC BANK, N.A.
                                   ATTENTION:
                                   Julie Whittaker (215) 749-4773

                                   ABA: #031000053
                                   A/C: #85-110-88160
                                   A/C NAME: PFPC Trust
                                   FBO/REF: 34-34-012-0389321
                                   FURTHER CREDIT TO: Arthur Street Portfolio,
                                   LP (Offshore)

                                   with sufficient information (including
                                   issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

NOTICE INFORMATION

2.       Notices of Payments

                                   Private Equity Partners
                                   800 Scudders Mill Road, Section 2F
                                   Plainsboro, NJ 08536
                                   Attention: John Lee

3.       All other Notices

                                   Private Equity Partners
                                   800 Scudders Mill Road, Section 2F
                                   Plainsboro, NJ 08536
                                   Attention: Lynn Baranski, Frank Macioce

                             PASSAGE PORTFOLIO, L.P.

1.        Wire information         All payments by wire or intrabank transfer of
                                   immediately available funds to:

                                   Private Equity Partners
                                   800 Scudders Mill Road, Section 2F
                                   Plainsboro, NJ 08536

                                   EIN: 98-0341134

                                   SEND WIRES TO:
                                   PNC BANK, N.A.
                                   ATTENTION: Julie Whittaker (215) 749-4773
                                   ABA: #031000053
                                   A/C: #85-110-88160
                                   A/C NAME: PFPC Trust
                                   FBO/REF: 34-34-012-0389339
                                   FURTHER CREDIT TO: Passage Portfolio, LP
                                   (Islamic)

                                   with sufficient information (including
                                   issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

NOTICE INFORMATION

2.       Notices of Payments

                                   Private Equity Partners
                                   800 Scudders Mill Road, Section 2F
                                   Plainsboro, NJ 08536
                                   Attention: John Lee

3.       All other Notices

                                   Private Equity Partners
                                   800 Scudders Mill Road, Section 2F
                                   Plainsboro, NJ 08536
                                   Attention: Lynn Baranski, Frank Macioce

                             VESEY STREET FUND, L.P.

1.        Wire information         All payments by wire or intrabank transfer of
                                   immediately available funds to:

                                   Private Equity Partners
                                   800 Scudders Mill Road, Section 2F
                                   Plainsboro, NJ 08536

                                   EIN: 06-1587420

                                   SEND WIRES TO:
                                   PNC BANK, N.A.
                                   ATTENTION: Julie Whittaker (215) 749-4773
                                   ABA: #031000053
                                   A/C: #85-110-88160
                                   A/C NAME: PFPC Trust
                                   FBO/REF: 34-34-012-0389355
                                   FURTHER CREDIT TO: Vesey Street Fund, LP
                                   (master)

                                   with sufficient information (including
                                   issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

NOTICE INFORMATION

2.       Notices of Payments

                                   Private Equity Partners
                                   800 Scudders Mill Road, Section 2F
                                   Plainsboro, NJ 08536
                                   Attention: John Lee

3.       All other Notices

                                   Private Equity Partners
                                   800 Scudders Mill Road, Section 2F
                                   Plainsboro, NJ 08536
                                   Attention: Lynn Baranski, Frank Macioce

                          VESEY STREET PORTFOLIO, L.P.

1.        Wire information         All payments by wire or intrabank transfer of
                                   immediately available funds to:

                                   Private Equity Partners
                                   800 Scudders Mill Road, Section 2F
                                   Plainsboro, NJ 08536

                                   EIN: 52-2255321

                                   SEND WIRES TO:
                                   PNC BANK, N.A.
                                   ATTENTION: Julie Whittaker (215) 749-4773
                                   ABA: #031000053
                                   A/C: #85-110-88160
                                   A/C NAME: PFPC Trust
                                   FBO/REF: 34-34-012-0389363
                                   FURTHER CREDIT TO: Vesey Street Portfolio, LP (offshore)

                                   with sufficient information (including
                                   issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

NOTICE INFORMATION

2.       Notices of Payments

                                   Private Equity Partners
                                   800 Scudders Mill Road, Section 2F
                                   Plainsboro, NJ 08536
                                   Attention: John Lee

3.       All other Notices

                                   Private Equity Partners
                                   800 Scudders Mill Road, Section 2F
                                   Plainsboro, NJ 08536
                                   Attention: Lynn Baranski, Frank Macioce

                                  Schedule 2.3
                                 Use of Proceeds


Use of Proceeds

     1. $70,608,496.72 to HC Crown to repay outstanding intercompany indebtedness pursuant to demand notes dated November 19, 1999, February 23, 2000 (as amended on April 14, 2000) and July 10, 2001;

     2. $69,391,503.28 to Hallmark Entertainment Distribution, LLC ("HEDC") pursuant to certain program license agreements between HEDC and subsidiaries of the Company;

     3. $111,625,435.29 to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Administrative Agent, ("Chase") to reduce amount outstanding under the Revolving Credit Loan ("Revolving Credit Loan") pursuant to that certain Credit, Security, Guaranty and Pledge Agreement, dated as of August 31, 2001, (the "Credit Agreement") executed by each of the Company, the Guarantors named therein, the Lenders named therein and Chase, as Administrative Agent.

     4. $13,374,564.71 for fees and expenses related to the transactions contemplated by this Agreement.

                                  Schedule 3.5
                                 Non-U.S. Person


         The following entities (which are investing the corresponding amounts set forth next to each entity's name) are non-U.S. persons under the Internal Revenue Code of 1986, as amended:

1.       Signature 5 L.P.  ($3,000,000)

2.       Vesey Street Portfolio, L.P.  ($5,711,000)

3.       Arthur Street Portfolio, L.P.  ($1,146,000)

4.       Passage Portfolio, L.P.  ($1,702,000)

                                  Schedule 3.8
                                      ERISA


1. John Hancock Life Insurance Company ("John Hancock") represents and warrants that, with respect to its general account to be used by it to purchase Units (the "Source"), the Source is an "insurance general account" as such term is defined in section V(e) of Prohibited Transaction Class Exemption 95-60 (issued July 12, 1995) ("PTE 95-60"), and there is no "plan" with respect to which the aggregate amount of such general account's reserves and liabilities for the contracts held by or on behalf of such "plan" and all other "plans" maintained by the same employer (and affiliates thereof, as defined in section V(a) of PTE 95-60) or by the same employee organization (in each case determined under John Hancock's NAIC Annual Statement as filed in its state of domicile) exceeds or is expected to exceed 15% of the total of all liabilities and reserves of such general account, plus surplus, as of the Issue Date (excluding any liabilities of the John Hancock separate accounts). The John Hancock general account is purchasing Units with an aggregate price of $25,000,000.

2. New York Life Insurance Company ("NY Life") represents and warrants that, with respect to each Source, the Source (a) contains no "plan assets" as defined under Title I of ERISA or (b) is an "insurance Company general account" as such term is defined in section V(e) of PTE 95-60, and there is no "plan" with respect to which the aggregate amount of such general account's reserves and liabilities for the contracts held by or on behalf of such "plan" and all other "plans" maintained by the same employer (and affiliates thereof, as defined in section V(a) of PTE 95-60) or by the same employee organization (in each case determined under each of the NY Life's NAIC Annual Statement as filed in its state of domicile) exceeds or is expected to exceed 10% of the total of all liabilities and reserves of such general account, plus surplus, as of the Issue Date (excluding any liabilities of the NY Life separate accounts). The total price of Units being purchased by the NY Life is $25,000,000.

3. Vesey Street Portfolio, L.P. ("Vesey Street") is utilizing assets of foreign benefit plans to acquire Units and the total price of Units being purchased by Vesey Street is $5,700,000.

4. MONY Life Insurance Company of America ("MONY") represents and warrants that, with respect to each source of funds to be used by it to pay the purchase price of the Units to be purchased by it, such source (a) contains no "plan assets" as defined under Title I of ERISA or (b) is an "insurance general account" as such term is defined in section V(e) of PTE 95-60, and there is no "plan" with respect to which the aggregate amount of such general account's reserves and liabilities for the contracts held by or on behalf of such "plan" and all other "plans" maintained by the same employer (and affiliates thereof, as defined in section V(a) of PTE 95-60) or by the same employee organization (in each case determined under each of the MONY's NAIC Annual Statement as filed in its state of domicile) exceeds or is expected to exceed 10% of the total of all liabilities and reserves of such general account, plus surplus, as of the Issue Date (excluding any liabilities of the MONY separate accounts). The total price of Units being purchased by the MONY is $10,000,000.

                                 Schedule 4.1(c)
                                Preemptive Rights


Options to purchase shares of Class A Common Stock pursuant to the Amended and Restated Crown Media Holdings, Inc. 2000 Long Term Incentive Plan.

                                  Schedule 4.16
                                  Subsidiaries


All of the capital stock or equity interests of each Significant Subsidiary has been pledged to The Chase Manhattan Bank, as Agent, pursuant to, and as security for the due and punctual payment by the Company under, that certain Credit, Security, Guaranty and Pledge Agreement, dated as of August 30, 2001, executed by each of the Company, the Guarantors named therein, the requisite Lenders named therein and The Chase Manhattan Bank, as Administrative Agent.

                                  Schedule 4.20
                                  Benefit Plans


Section 1.        Stock Option Plan

                  Amended and Restated Crown Media Holdings, Inc. 2000 Long Term Incentive Plan.

Section 2.        Health/Insurance Plans

(a)      Crown Media Holdings, Inc. (and subsidiaries where indicated)

         (i) (Life Insurance, Short/Long Term Disability and AD&D) Unum Life Insurance Company of America Group Insurance Policy No. 570847 001 in favor of Crown Media Holdings, Inc., Crown Media International, Inc. and Crown Media United States, LLC.

         (ii) (Long Term Care) Unum Life Insurance Company of America Group Long Term Care Insurance Policy Number 571532-002 in favor of Crown Media Holdings, Inc., Crown Media International, Inc. and Crown Media United States, LLC.

         (iii) (Cafeteria Plan) Service Agreement, dated June 12, 2001 by and between Denver Reserve Corporation and Crown Media Holdings, Inc. for Cafeteria Plan.

         (iv) (EAP) Employee Assistance Program Agreement, dated August 20, 2001, by and between Health Resources Corporation and Crown Media Holdings, Inc., Crown Media International, Inc. and Crown Media United States, LLC.

         (v) (COBRA) Administrative Services Agreement, dated July 1, 2000, between Crown Media Holdings, Inc. and Cobra Compliance, Inc.

(b) Crown Media International, Inc. (Colorado and International based employees)

         (i) (Medical) United Healthcare Insurance Company Group Health Insurance Policy Number GA-700456.

         (ii) (Dental) Delta Dental Plan of Colorado Delta Preferred Option Contract Group #6324, as amended, in favor of Crown Media International, Inc., with amendment including Crown Media Unites States, LLC.

         (iii) (401(k)) Putnam Flexible 401(k) and Profit Sharing Plan Agreement #001 in favor of Crown Media International, Inc. (includes Crown Media Holdings, Inc.).

         (iv) (Severance) Crown Media International, Inc. Employee Severance Pay Plan for Fourth Quarter 2001.

(c)      Crown Media United States, LLC (US Employees)

         (i) (Medical - CA Employees) Cigna Healthcare of California, Inc. Group Service Agreement No. I696A852 in favor of Crown Media United States, LLC (formerly Odyssey Holdings, LLC).

         (ii) (Medical - NY Employees) Oxford Health Plans (NY), Inc. Group Enrollment Agreement No. OH1029*01,01C and renewal in favor of Crown Media United States, LLC (formerly Odyssey Holdings,
                  LLC).

         (iii) (Vision) Vision Service Plan No. 12113787 in favor of Crown Media United States, LLC (formerly Odyssey Holdings, LLC) (now includes Crown Media Holdings, Inc. and Crown Media International, Inc.).

         (iv)     (401(k)) Principal Financial Group.

         (v) (Severance) Crown Media United States, LLC Employee Severance Pay Plan for Fourth Quarter 2001.

(d)      U.K. Office

         (i) (Pension Plan) Winterthur Life's Group Personal Pension in favor of Crown Entertainment Limited.

(e)      Asia Offices

         (i) (Medical - Hong Kong) American International Assurance Company (Bermuda) Limited Group Hospital & Surgical Policy No. GHS-20950, endorsed to cover Crown Media International (HK) Limited.

         (ii) (Medical, AD&D - Taiwan) William M. Mercer Policy NO. 290470 and 290471.

         (iii) (Life Insurance - Hong Kong) CGU International Insurance plc Employee's Compensation Insurance Policy No. 61025528 EC in favor of Crown Media International (HK) Limited (formerly HEN Asia Pacific (HK) Ltd.).

         (iv) (Medical - India) United India Insurance Co. Ltd. Policy No. 040900/48/00/01250 in favor of Hallmark India Private Limited.

                                  Schedule 4.22
                                   Litigation

Stockholder Suit

1. Anthony Kolton v. Crown Media Holdings, Inc., Robert A. Halmi, Jr., David J. Evans, Wilford V. Bane, Jr., Arnold L. Chavkin, Robert J. Druten, Donald J. Hall, Jr., Irvine O. Hockaday, Jr., David B. Koff, Peter A. Lund, John P. Mascotte, William M. Haber, Hallmark Cards, Inc., Hallmark Entertainment Distribution, LLC, and Hallmark Entertainment, Inc. Del. Ch., C.A. No. 18949-NC. The Plaintiff claims that, inter alia, the purchase price agreed upon by Crown Media Holdings, Inc. and Hallmark Entertainment Distribution, LLC, for the purchase and sale of 702 film titles and related assets was not the result of an arms-length transaction and is not fair to the public stockholders of Crown Media Holdings, Inc.

                  Status: A Memorandum of Understanding ("MOU") was entered into by all parties on June 29, 2001, and is awaiting confirmation by the court. The proposed settlement terms of the MOU provide, primarily, that the purchase price for the film assets payable to Hallmark Entertainment Distribution, LLC be reduced by 425,000 shares of Crown Media Holdings, Inc. Class A Common Stock and that such shares be placed in escrow pending final court approval, at which time the shares will be returned to Crown Media Holdings, Inc.

Claims Related to Library Assets

2.       DGA, SAG & WGA CLAIMS AGAINST RHI ENTERTAINMENT, INC.

                  Tri-guild audit commenced seeking residuals allegedly unpaid by RHI Entertainment Inc. for period 1990-1994. By the time the audit was completed the guilds were provided with proof that substantially all claimed residuals had been previously paid. An outstanding balance of approximately $80,000 in residuals has subsequently been paid.

                  Status: No further claims have been made by the guilds in respect of this matter.

                  Separately, the DGA and SAG have asserted that RHI and related entities have failed to provide adequate financial assurances required by the guilds in order to secure their obligations under the Basic Agreements and SAG filed a formal statement with respect thereto in January, 1998.

                  Status: Formal hearings have been repeatedly postponed and negotiations have continued intermittently regarding adequate financial assurances and a security agreement acceptable to all parties. Therefore, certain Films may be retroactively subject to security interests by the DGA and SAG including the following:

                           ASCENT
                           BYE BYE BIRDIE
                           CHRISTMAS, MEMORY, A
                           CRAYOLA: 20,000 LEAGUES UNDER THE SEA
                           CRAYOLA: TROJAN HORSE
                           FOLLOW THE RIVER
                           GYPSY
                           INCIDENT, THE
                           IN THE LATE OF THE WOODS
                           MY BROTHERS KEEPER
                           REUNION
                           SCARLETT
                           TAKING LIBERTY
                           TIME PIECE
                           TRUE WOMEN
                           WHITE DWARF
                           YEARLING, THE

                                Schedule 4.29(a)
                               Assumed Obligations



Feast of All Saints                                                 5,500,000
Further Tales of the City                                           2,000,000
My Louisiana Sky                                                    1,850,000
Red Sneakers, The                                                   1,819,000
Ruby's Bucket of Blood                                              2,500,000
Sea People                                                            190,910
Snow in August                                                      1,750,000
Summer's End                                                          250,000
Three AM                                                            2,000,000
Time at the Top                                                       250,000
Walter & Henry                                                      2,049,000
                                                                 ------------
                                  SUB-TOTAL SHOWTIME               20,158,910

Robert Greenwald Productions                                        2,100,000      Oct-01
Allied Irish Bank                                                   6,480,838      Jul-02
Mercantile National Bank                                            2,012,500      Jan-02
Dog Run Productions                                                   300,000         TBD
Jaffe Braunstein                                                    3,500,000      Jan-02
Allied Irish Bank                                                  11,910,512      Mar-02
VZS  Productions                                                      300,000         TBD
Babelsburg Commitments/ABN AMRO                                    14,090,905      Jun-02
Babelsburg Commitments/ABN AMRO                                    13,569,950      Sep-02
Babelsburg Commitments/ABN AMRO                                    13,048,735      Jun-03
Babelsburg Commitments/ABN AMRO                                    12,527,650      Sep-03
                                                                 ------------
            SUB-TOTAL OTHER & BABELSBURG COMMITMENTS               79,841,090
                                                                 ------------
                                         GRAND TOTAL             $100,000,000
                                                                 ============

                                Schedule 4.29(b)
                            Outstanding Indebtedness


                  (1) $249,127,506 pursuant to that certain Credit, Security, Guaranty and Pledge Agreement, dated as of August 31, 2001, executed by each of the Company, the Guarantors named therein, the requisite Lenders named therein and The Chase Manhattan Bank, as Administrative Agent.

                  (2) $20,000,000 pursuant to the $20,000,000 Promissory Note, dated November 19, 1999, made by Crown Media International, Inc. in favor of HC Crown Corporation.

                  (3) $16,800,000 pursuant to the $10,000,000 Promissory Note, dated February 23, 2000, made by Crown Media International, Inc. in favor of HC Crown Corporation, as amended on April 14, 2000 to increase amount of Note to $20,000,000.

                  (4) $805,822 accrued interest payable pursuant to the promissory notes in item 1, 2 and 3 above.

                  (5) $33,221,125, together with accrued interest of $322,183 pursuant to the $50,000,000 Promissory Note, dated July 10, 2001, made by the Company in favor of HC Crown Corporation.

                  (6) $2,905,564 in principal and accrued interest pursuant to a letter agreement, dated August 23, 1999, between The Chase Manhattan Bank and Hallmark India Private Limited.

                  (7) $12,040,863 pursuant to Contract for a Combined Uplink and Space Segment Service, dated as of December 17, 1999, by and between British Telecommunications PLC and Hallmark Entertainment Networks (now known as Crown Media International, Inc.).

                  (8) $44,483,718 pursuant to Program License Agreement, dated as of July 1, 1999, by and between Hallmark Entertainment Distribution, LLC, as successor to Hallmark Entertainment Distribution Company and Hallmark Entertainment Networks, Inc. (now known as Crown Media International, Inc.).

                  (9) $85,137,061 pursuant to Program License Agreement, dated as of November 13, 1998, by and between Hallmark Entertainment Distribution Company and Odyssey Holdings, L.L.C. (now known as Crown Media United States,
LLC).

                  (10) $100,000,000 payables assumed pursuant to that certain Purchase and Sale Agreement, dated as of April 10, 2001, by and between the Company and Hallmark Entertainment Distribution, LLC with respect to the acquisition of film library assets.

                  (11) $2,825,007 intercompany payable owed to Hallmark Entertainment, Inc. for rent and various miscellaneous matters.

                  (12) $981,249 pursuant to the Amended and Restated Intercompany Service Agreement, dated as of January 1, 2000, by and between Hallmark Cards, Incorporated and the Company.

                  (13) $1,443,750 pursuant to the service agreement, dated September 28, 2001, by and between Hallmark Entertainment, Inc. and the Company.